SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                         Target Maturities Trust: 2000
                         Target Maturities Trust: 2005
                         Target Maturities Trust: 2010
                         Target Maturities Trust: 2015
                         Target Maturities Trust: 2020
                         Target Maturities Trust: 2025

[front cover]

                               TABLE OF CONTENTS

Our Message to You............................................   1
Report Highlights.............................................   2
Period Overview...............................................   4
Target Maturities Trust: 2000
   Performance & Portfolio Information........................   5
   Management Q & A...........................................   6
   Schedule of Investments....................................   8
   Financial Highlights.......................................  37
Target Maturities Trust: 2005
   Performance & Portfolio Information........................   9
   Management Q & A...........................................  10
   Schedule of Investments....................................  12
   Financial Highlights.......................................  38
Target Maturities Trust: 2010
   Performance & Portfolio Information........................  13
   Management Q & A...........................................  14
   Schedule of Investments....................................  16
   Financial Highlights.......................................  39
Target Maturities Trust: 2015
   Performance & Portfolio Information........................  17
   Management Q & A...........................................  18
   Schedule of Investments....................................  20
   Financial Highlights.......................................  40
Target Maturities Trust: 2020
   Performance & Portfolio Information........................  21
   Management Q & A...........................................  22
   Schedule of Investments....................................  24
   Financial Highlights.......................................  41
Target Maturities Trust: 2025
   Performance & Portfolio Information........................  25
   Management Q & A...........................................  26
   Schedule of Investments....................................  28
   Financial Highlights.......................................  42
Statements of Assets and Liabilities..........................  29
Statements of Operations......................................  30
Statements of Changes in Net Assets...........................  31
Notes to Financial Statements.................................  33
IRA/403(b) Information........................................  43
Background Information........................................  44
Glossary......................................................  45

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                American Century Investments -- Family of Funds


     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

   Target Maturities
         Trust

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               OUR MESSAGE TO YOU

[photo of James E. Stower, III and James M. Benham]

March 31, 1997, marked the end of an eventful period for our company and the zero-coupon bond market. Over the past six months, the zero-coupon market experienced both a significant rally and a significant sell-off in response to changing interest rate expectations. In the following pages, our investment management team provides further details about the market and how your fund was managed during the year.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name, we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). The Target Maturities portfolios will remain in the Benham Group because their investment goals match key attributes of that group.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a two-page report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections. By June, all American Century shareholder reports will have been converted to this format.

Another new resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In June, you will receive a proxy statement and ballot that proposes several changes to your fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


Semiannual Report                                        Our Message to You    1


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy expanded at a healthy 3.8% annual rate during the fourth quarter of 1996 and at an even more impressive 5.6% rate during the first quarter of 1997--the largest quarterly increase in a decade.

o While the economy continued its impressive growth, inflation remained relatively subdued. Overall consumer prices--as measured by the government's consumer price index--rose at a mere 1.8% annual rate during the first quarter of 1997.

o In the zero-coupon bond market, shifting expectations over the possibility of an interest rate increase by the Federal Reserve kept investors guessing about the possible direction of bond prices during the six-month period.

o Looking ahead to the next six months in the U.S. Treasury zero market, our most important consideration may be increased demand from investors purchasing zeros to add duration to their portfolios.

Target Maturities Trust: 2000

o    The fund posted a 2.04% total return for the six-month period.

o We kept the fund's weighted average maturity date close to the benchmark's November 15, 2000 maturity date to ensure that the fund closely tracked its benchmark's performance.

o Looking forward, we will likely keep the fund's maturity date close to the November 15, 2000 maturity of its benchmark to help the fund reach its anticipated value at maturity.

Target Maturities Trust: 2005

o The fund posted a 1.25% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997.

o We kept the fund's weighted average maturity date close to its benchmark's November 15, 2005 maturity date to ensure the fund's close tracking with its benchmark.

o Looking forward, we will likely keep the fund's maturity date close to the November 15, 2005 maturity of its benchmark to help the fund reach its anticipated value at maturity.

Target Maturities Trust: 2010

o The fund posted a 1.37% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997.

o By selling some of the fund's STRIPS maturing in November 2009 and purchasing STRIPS maturing in November 2010, we extended the fund's weighted average maturity date to September 21, 2010.

o    Looking  forward,   we  will  likely  maintain  the  fund's  current  asset
     allocation, keeping the majority of the fund's assets in STRIPS and REFCORPs.

                                  Target: 2000

                         Total Returns:      AS OF 3/31/97
                          6 Months                  2.04%*
                          1 Year                     3.63%
                         Net Assets:        $258.4 million
                         (AS of 3/31/97)
                         Inception Date:           3/25/85
                         Ticker Symbol:              BTMTX


                                  Target: 2005

                         Total Returns:      AS OF 3/31/97
                          6 Months                  1.25%*
                          1 Year                     2.29%
                         Net Assets:        $234.0 million
                         (AS of 3/31/97)
                         Inception Date:           3/25/85
                         Ticker Symbol:              BTFIX


                                  Target: 2010

                         Total Returns:      AS OF 3/31/97
                          6 Months                  1.37%*
                          1 Year                     2.04%
                         Net Assets:        $100.7 million
                         (AS of 3/31/97)
                         Inception Date:           3/25/85
                         Ticker Symbol:              BTTNX
                         * Not annualized.


2    Report Highlights                              American Century Investments


                               REPORT HIGHLIGHTS

Target Maturities Trust: 2015

o Reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997, the fund posted a 0.97% total return for the six-month period.

o We kept the fund's weighted average maturity date close to the November 15, 2015 maturity date of its benchmark.

o Looking forward, we will likely keep the fund's current asset allocation for the time being, with roughly 50% of its assets invested in REFCORPs and the other 50% in STRIPS.

Target Maturities Trust: 2020

o The fund posted a 0.50% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997.

o We extended the fund's weighted average maturity (WAM) date from August 21, 2020, to September 12, 2020, bringing it closer to the November 15, 2020 maturity date of its benchmark.

o Looking forward, we will likely continue shifting the fund's WAM date closer to the November 15, 2020 maturity date of its benchmark.

Target Maturities Trust: 2025

o As a result of rising yields on long-term zeros, the fund posted a -1.56% total return for the six-month period.

o We used incoming assets to purchase REFCORPs because they offered more yield and higher potential returns than STRIPS in this maturity sector.

o Looking forward, we will likely continue our efforts to extend the fund's weighted average maturity date so that it can better track the performance of its benchmark.

                                  Target: 2015

                         Total Returns:      AS OF 3/31/97
                           6 Months                 0.97%*
                           1 Year                    1.70%
                         Net Assets:        $104.9 million
                           (AS of 3/31/97)
                         Inception Date:            9/1/86
                         Ticker Symbol:              BTFTX

                                  Target: 2020

                         Total Returns:      AS OF 3/31/97
                           6 Months                 0.50%*
                           1 Year                    1.01%
                         Net Assets:        $831.4 million
                           (AS of 3/31/97)
                         Inception Date:          12/29/89
                         Ticker Symbol:              BTTTX

                                  Target: 2025

                         Total Returns:      AS OF 3/31/97
                           6 Months                -1.56%*
                           1 Year                   -2.65%
                         Net Assets:         $55.3 million
                           (AS of 3/31/97)
                         Inception Date:           2/15/96
                         Ticker Symbol:              BTTRX
                         * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 45.


Semiannual Report                                         Report Highlights    3


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy grew vigorously during the six months ended March 31, 1997. A low unemployment rate, job growth, strong consumer spending and a robust housing market were responsible for much of the economy's surprising strength. As a result, the economy expanded at a healthy 3.8% annual rate during the fourth quarter of 1996 and at an even more impressive 5.6% rate during the first quarter of 1997--the largest quarterly increase in a decade.

While the economy continued its impressive growth, inflation remained relatively subdued. Overall consumer prices--as measured by the government's consumer price index--rose at a mere 1.8% annual rate during the first quarter of 1997. This unusual combination of high growth and low inflation sent mixed signals to U.S. bond investors.

Zero-Coupon Bond Market

In the zero-coupon bond market, shifting expectations over the possibility of an interest rate increase by the Federal Reserve (the Fed) kept investors guessing about the direction of bond prices.

The effects of these shifting expectations are demonstrated by the accompanying graph, depicting the Treasury zero yield curve. Derived from the Treasury curve, the zero yield curve exaggerates fluctuations in Treasury yields. When Treasury rates fall, zero rates typically fall faster; similarly, when Treasury rates rise, zero rates tend to increase faster than Treasury rates.

At the beginning of the six-month period, zero yields reflected strong expectations that the Fed would raise short-term interest rates to keep inflation at bay. However, those expectations changed in October as signs of a moderating U.S. economy convinced many that a rate hike was unlikely. As a result, zero-coupon bonds rallied throughout the fourth quarter of 1996. By late December, long-term zero-coupon bond yields bottomed at 6.70%, half a percentage point lower than the 7.20% level seen in early October.

However, strong consumer spending activity fueled increased hiring and rising wages in the first quarter of 1997 and the slowdown in economic activity never materialized. With renewed expectations of a Fed interest rate increase, investors pushed bond yields higher. Helping to fuel these concerns was a semiannual report on the state of the U.S. economy delivered in February by Federal Reserve Chairman Alan Greenspan. Within his testimony, Mr. Greenspan expressed the Fed's concerns about the growing strains of robust economic growth and put forward the notion of a pre-emptive strike against inflation.

Matching words to actions, the Fed raised short-term interest rates in March for the first time since February 1995. In response, concerned investors pushed long-term Treasury zero bond yields to 7.40% amid speculation that the Fed's latest action was only the first in an upward trend.

Going forward, the most important consideration may be increased demand from investors purchasing zeros to add duration to their portfolios. Recently, net stripping activity has surged, with about $1.8 billion in bonds with maturities longer than ten years net stripped in March. This activity indicates an increase in demand for longer-maturity zeros. As zero coupon bond yields approach 7.50%, longer-maturity zeros become an increasingly attractive vehicle for extending duration and a viable investment alternative to stocks.


[line graph - data below]

                         Shifting Yield Curve for Zeros

Years to Maturity       10/1/96          12/2/96           3/31/97
1                        5.78             5.41              6.07
2                        6.07             5.60              6.42
3                        6.23             5.70              6.57
4                        6.31             5.77              6.65
5                        6.36             5.82              6.70
6                        6.44             5.89              6.77
7                        6.52             5.96              6.83
8                        6.62             6.06              6.93
9                        6.67             6.10              6.95
10                       6.73             6.17              7.00
11                       6.77             6.21              7.03
12                       6.81             6.25              7.06
13                       6.84             6.29              7.09
14                       6.88             6.33              7.12
15                       6.92             6.37              7.15
16                       6.94             6.39              7.16
17                       6.95             6.41              7.17
18                       6.97             6.42              7.19
19                       6.98             6.44              7.20
20                       7.00             6.46              7.21
21                       7.00             6.47              7.21
22                       7.00             6.48              7.21
23                       7.01             6.48              7.21
24                       7.01             6.49              7.21
25                       7.01             6.50              7.21
26                       6.99             6.48              7.20
27                       6.97             6.46              7.18
28                       6.94             6.45              7.17
29                       6.92             6.43              7.15
30                       6.90             6.41              7.14

Source: Bloomberg Financial Markets


4    Period Overview                                American Century Investments


                         TARGET MATURITIES TRUST: 2000

                                                                        AVERAGE ANNUAL RETURNS
                                                           --------------------------------------------------
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2000 ..............  2.04%         3.63%         6.26%         8.46%         8.53%
11/15/00 Maturity
STRIPS Issue ...............................  2.33%         4.03%         6.75%         8.89%          9.01%
Merrill Lynch Long-Term
Treasury Index .............................  1.48%         2.83%         7.20%         8.78%          8.83%

See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 3/31/97

$10,000 investment made 3/31/87

            Target: 2000  11/15/00 STRIPS Issue Merrill   Lynch Long-Term Index
Mar-87        $10,000            $10,000                   $10,000
Apr-87         $9,288             $9,312                    $9,581
May-87         $9,169             $9,067                    $9,496
Jun-87         $9,205             $9,185                    $9,606
Jul-87         $8,883             $8,885                    $9,424
Aug-87         $8,580             $8,600                    $9,270
Sep-87         $8,102             $8,142                    $8,857
Oct-87         $8,908             $8,978                    $9,508
Nov-87         $8,930             $8,926                    $9,512
Dec-87         $9,263             $9,199                    $9,702
Jan-88         $9,880             $9,973                   $10,288
Feb-88        $10,092            $10,181                   $10,415
Mar-88         $9,661             $9,700                   $10,092
Apr-88         $9,464             $9,470                    $9,929
May-88         $9,230             $9,355                    $9,755
Jun-88         $9,764             $9,884                   $10,166
Jul-88         $9,539             $9,588                    $9,974
Aug-88         $9,569             $9,668                   $10,012
Sep-88        $10,067            $10,146                   $10,390
Oct-88        $10,450            $10,546                   $10,696
Nov-88        $10,189            $10,287                   $10,462
Dec-88        $10,328            $10,328                   $10,595
Jan-89        $10,592            $10,743                   $10,809
Feb-89        $10,233            $10,365                   $10,592
Mar-89        $10,375            $10,480                   $10,705
Apr-89        $10,717            $10,800                   $10,956
May-89        $11,140            $11,276                   $11,392
Jun-89        $11,895            $12,045                   $12,038
Jul-89        $12,201            $12,313                   $12,312
Aug-89        $11,843            $11,964                   $11,985
Sep-89        $11,893            $12,003                   $12,030
Oct-89        $12,351            $12,534                   $12,513
Nov-89        $12,454            $12,643                   $12,615
Dec-89        $12,374            $12,630                   $12,597
Jan-90        $11,829            $12,079                   $12,168
Feb-90        $11,820            $12,033                   $12,115
Mar-90        $11,834            $12,020                   $12,084
Apr-90        $11,454            $11,652                   $11,774
May-90        $11,996            $12,246                   $12,324
Jun-90        $12,287            $12,540                   $12,605
Jul-90        $12,415            $12,695                   $12,734
Aug-90        $11,857            $12,116                   $12,183
Sep-90        $11,982            $12,223                   $12,339
Oct-90        $12,318            $12,645                   $12,614
Nov-90        $12,863            $13,181                   $13,137
Dec-90        $13,155            $13,489                   $13,411
Jan-91        $13,255            $13,634                   $13,563
Feb-91        $13,305            $13,578                   $13,616
Mar-91        $13,366            $13,679                   $13,660
Apr-91        $13,558            $13,943                   $13,841
May-91        $13,538            $13,861                   $13,840
Jun-91        $13,446            $13,773                   $13,731
Jul-91        $13,646            $14,001                   $13,932
Aug-91        $14,194            $14,514                   $14,418
Sep-91        $14,639            $15,028                   $14,868
Oct-91        $14,767            $15,073                   $14,916
Nov-91        $14,944            $15,362                   $14,988
Dec-91        $15,873            $16,320                   $15,883
Jan-92        $15,222            $15,641                   $15,367
Feb-92        $15,320            $15,730                   $15,476
Mar-92        $15,108            $15,482                   $15,306
Apr-92        $15,103            $15,580                   $15,311
May-92        $15,517            $15,920                   $15,714
Jun-92        $15,926            $16,339                   $15,939
Jul-92        $16,637            $17,070                   $16,590
Aug-92        $16,840            $17,320                   $16,731
Sep-92        $17,276            $17,775                   $16,987
Oct-92        $16,848            $17,309                   $16,649
Nov-92        $16,759            $17,224                   $16,700
Dec-92        $17,218            $17,686                   $17,144
Jan-93        $17,754            $18,256                   $17,652
Feb-93        $18,396            $18,917                   $18,237
Mar-93        $18,480            $19,034                   $18,286
Apr-93        $18,663            $19,227                   $18,420
May-93        $18,605            $19,161                   $18,488
Jun-93        $19,322            $19,897                   $19,265
Jul-93        $19,391            $19,974                   $19,562
Aug-93        $19,972            $20,571                   $20,347
Sep-93        $20,120            $20,747                   $20,437
Oct-93        $20,131            $20,726                   $20,563
Nov-93        $19,772            $20,368                   $20,039
Dec-93        $19,880            $20,479                   $20,099
Jan-94        $20,275            $20,898                   $20,587
Feb-94        $19,572            $20,185                   $19,727
Mar-94        $18,899            $19,482                   $18,922
Apr-94        $18,652            $19,215                   $18,632
May-94        $18,666            $19,246                   $18,542
Jun-94        $18,558            $19,148                   $18,375
Jul-94        $18,936            $19,551                   $18,956
Aug-94        $18,997            $19,613                   $18,838
Sep-94        $18,602            $19,206                   $18,267
Oct-94        $18,494            $19,113                   $18,186
Nov-94        $18,369            $18,989                   $18,283
Dec-94        $18,510            $19,132                   $18,604
Jan-95        $18,913            $19,586                   $19,079
Feb-95        $19,511            $20,236                   $19,615
Mar-95        $19,589            $20,311                   $19,757
Apr-95        $19,914            $20,640                   $20,106
May-95        $20,931            $21,711                   $21,661
Jun-95        $21,117            $21,891                   $21,922
Jul-95        $20,987            $21,787                   $21,580
Aug-95        $21,192            $22,006                   $22,045
Sep-95        $21,362            $22,132                   $22,443
Oct-95        $21,693            $22,539                   $23,104
Nov-95        $22,071            $22,942                   $23,670
Dec-95        $22,349            $23,217                   $24,310
Jan-96        $22,565            $23,487                   $24,297
Feb-96        $22,148            $23,043                   $23,112
Mar-96        $21,879            $22,780                   $22,672
Apr-96        $21,676            $22,554                   $22,293
May-96        $21,579            $22,470                   $22,186
Jun-96        $21,848            $22,756                   $22,636
Jul-96        $21,898            $22,821                   $22,636
Aug-96        $21,876            $22,792                   $22,360
Sep-96        $22,222            $23,159                   $22,972
Oct-96        $22,673            $23,670                   $23,868
Nov-96        $23,022            $24,011                   $24,653
Dec-96        $22,794            $23,788                   $24,069
Jan-97        $22,867            $23,875                   $23,913
Feb-97        $22,869            $23,875                   $23,880
Mar-97        $22,674            $23,699                   $23,312

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   47                33
Anticipated Growth Rate               6.00%             5.75%
Weighted Average Maturity Date      11/12/00          11/23/00
Anticipated Value at Maturity        $101.00           $101.10
Expense Ratio                        0.54%*             0.53%

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2000    5


                         TARGET MATURITIES TRUST: 2000

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

The fund posted a 2.04% total return for the six-month period. Because of its shorter weighted average maturity (WAM), the fund's returns suffered less than other Target funds as interest rates rose early in 1997. The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2000, returned 2.33% for the six-month period. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

The fund is managed to mimic the performance of its benchmark, but is subject to operating expenses (such as transaction costs and management fees), while the benchmark is not. We try to add value to the fund where we can, but mostly try to stay true to the benchmark. As a result, the fund frequently underperforms by a few basis points.

HOW DID YOU POSITION THE FUND DURING THE LAST SIX MONTHS?

We kept the fund's WAM date close to the benchmark's November 15, 2000 maturity date to ensure that the fund closely tracked its benchmark's performance. To minimize the fund's transaction costs and turnover rate, we used cash inflows and outflows as

[line graph - data below]
           TARGET 2000: SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

             Actual Share Price            Anticipated Value at Maturity
                 (Historical)                  (Estimated Share Price)

1987                33.33                               98.69
1988                37.16                               97.43
1989                44.52                               96.21
1990                47.33                               97.59
1991                57.11                               98.91
1992               61.947                              101.16
1993               71.526                              100.708
1994               66.598                              100.829
1995               80.408                              100.992
1996               79.947                              101.102
1997
1998
1999
2000                                                   100.00


The top line in the graph  represents the fund's  Anticipated  Value at Maturity
(AVM), which has a target of $100 but fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. For more information, please consult the prospectus.


6    Target Maturities Trust: 2000                  American Century Investments


                         TARGET MATURITIES TRUST: 2000

opportunities to buy or sell securities. We also made slight adjustments to the fund's average maturity when these opportunities presented themselves.

To meet the cash outflows that the fund experienced during the period, we sold some STRIPS. These securities were sold instead of REFCORPs or other non-STRIPS holdings because STRIPS generally have lower yields and higher prices. We also continued to avoid coupon STRIPS because their yields are typically lower than principal STRIPS.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY GOING FORWARD?

To help the fund reach its anticipated value at maturity (AVM), we will likely continue to keep its maturity date close to the November 15, 2000 maturity of its benchmark. Although there can be no assurances that the fund will reach its AVM, we manage the fund to reach or exceed this value at maturity.

We will also continue looking for opportunities to improve the fund's liquidity by replacing receipt zeros with STRIPS when we can do so without sacrificing yield.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
STRIPS 66%
TRs 26%
Other 8%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 68%
TRs 24%
Other 8%


Semiannual Report                             Target Maturities Trust: 2000    7


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2000

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$    71,250   CUBES, 6.57%, 8/15/99                        $         61,107
     75,000   ETR, 6.70%, 11/15/99                                   63,100
    153,000   STRIPS -- COUPON, 6.56%,
                11/15/99                                            129,183
  2,836,700   TBR, 6.71%, 11/15/99                                2,386,005
    424,800   TR, 6.63%, 11/15/99                                   358,034
    133,000   CATS, 6.665%, 2/15/00                                 110,147
     88,125   CUBES, 6.675%, 2/15/00                                 72,962
 13,069,000   STRIPS-- PRINCIPAL, 6.615%,
                2/15/00                                          10,838,383
    306,945   TBR, 6.745%, 2/15/00                                  253,638
 30,036,209   TR, 6.665%, 2/15/00                                24,875,087
    149,000   CATS, 6.70%, 5/15/00                                  121,295
  5,850,000   CUBES, 6.80%, 5/15/00                               4,747,919
  1,494,525   TBR, 6.78%, 5/15/00                                 1,213,704
 47,967,000   STRIPS -- PRINCIPAL, 6.685%,
                8/15/00                                          38,418,689
    894,045   TBR, 6.80%, 8/15/00                                   713,385
  3,932,000   COUGAR, 6.78%, 11/15/00                             3,088,468
    410,625   CUBES, 6.75%, 11/15/00                                322,874
 78,191,000   STRIPS -- PRINCIPAL, 6.705%,
                11/15/00                                         61,578,540
  3,754,000   TIGR, 6.75%, 11/15/00                               2,951,770
  2,252,886   TR, 6.74%, 11/15/00                                 1,772,053
     75,000   CATS, 6.755%, 2/15/01                                  57,975
 58,184,000   STRIPS-- PRINCIPAL, 6.725%,
                2/15/01                                          45,026,852
  4,657,000   TIGR, 6.765%, 2/15/01                               3,598,510
 20,422,328   TR, 6.755%, 2/15/01                                15,786,460
  1,400,000   COUGAR, 6.81%, 5/15/01                              1,062,334
  1,496,250   CUBES, 6.87%, 5/15/01                               1,132,661
     44,000   TIGR, 6.78%, 5/15/01                                   33,428
 24,350,000   TR, 6.77%, 5/15/01                                 18,506,487
 18,450,000   STRIPS -- PRINCIPAL, 6.78%,
                8/15/01                                          13,781,228
  7,060,020   TR, 6.79%, 8/15/01                                  5,271,293
                                                                 ----------
TOTAL INVESTMENT SECURITIES--100.0%                            $258,333,571
   (Cost $256,034,676)                                         ============

Notes to Schedule of Investments
CATS = Certificates of Accrual of Treasury Securities
COUGAR = Coupons on Underlying Government Securities
CUBES = Coupons Under Book Entry Safekeeping
ETR = Easy Growth Treasury Receipts
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TBR = Treasury Bond Receipts
TIGR = Treasury Investment Growth Receipts
TR = Treasury  Receipts
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


8    Target Maturities Trust: 2000                  American Century Investments

                         TARGET MATURITIES TRUST: 2005

                                                                        AVERAGE ANNUAL RETURNS
                                                           --------------------------------------------------
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2005 .............   1.25%         2.29%         7.69%        10.30%         9.53%
11/15/05 Maturity
STRIPS Issue ..............................   1.61%         2.62%         8.16%        10.55%          9.90%
Merrill Lynch Long-Term
Treasury Index ............................   1.48%         2.83%         7.20%         8.78%          8.83%

See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 3/31/97

$10,000 investment made 3/31/87

            Target: 2005   11/15/05 STRIPS Issue   Merrill Lynch Long-Term Index

Mar-87        $10,000            $10,000                   $10,000
Apr-87         $9,219             $9,196                    $9,581
May-87         $9,003             $8,986                    $9,496
Jun-87         $9,020             $9,168                    $9,606
Jul-87         $8,608             $8,720                    $9,424
Aug-87         $8,226             $8,312                    $9,270
Sep-87         $7,610             $7,684                    $8,857
Oct-87         $8,659             $8,769                    $9,508
Nov-87         $8,654             $8,673                    $9,512
Dec-87         $9,032             $9,061                    $9,702
Jan-88         $9,898            $10,109                   $10,288
Feb-88        $10,072            $10,200                   $10,415
Mar-88         $9,359             $9,507                   $10,092
Apr-88         $9,126             $9,137                    $9,929
May-88         $8,816             $8,969                    $9,755
Jun-88         $9,648             $9,772                   $10,166
Jul-88         $9,202             $9,289                    $9,974
Aug-88         $9,257             $9,368                   $10,012
Sep-88         $9,830             $9,980                   $10,390
Oct-88        $10,386            $10,543                   $10,696
Nov-88        $10,030            $10,197                   $10,462
Dec-88        $10,340            $10,456                   $10,595
Jan-89        $10,649            $10,864                   $10,809
Feb-89        $10,272            $10,508                   $10,592
Mar-89        $10,433            $10,690                   $10,705
Apr-89        $10,772            $11,004                   $10,956
May-89        $11,312            $11,628                   $11,392
Jun-89        $12,339            $12,587                   $12,038
Jul-89        $12,521            $12,732                   $12,312
Aug-89        $12,110            $12,253                   $11,985
Sep-89        $12,143            $12,295                   $12,030
Oct-89        $12,831            $13,071                   $12,513
Nov-89        $12,971            $13,217                   $12,615
Dec-89        $12,810            $13,099                   $12,597
Jan-90        $11,957            $12,213                   $12,168
Feb-90        $11,851            $12,127                   $12,115
Mar-90        $11,829            $12,049                   $12,084
Apr-90        $11,320            $11,454                   $11,774
May-90        $12,101            $12,373                   $12,324
Jun-90        $12,475            $12,793                   $12,605
Jul-90        $12,517            $12,831                   $12,734
Aug-90        $11,626            $11,825                   $12,183
Sep-90        $11,774            $11,976                   $12,339
Oct-90        $12,101            $12,373                   $12,614
Nov-90        $12,950            $13,274                   $13,137
Dec-90        $13,268            $13,619                   $13,411
Jan-91        $13,357            $13,773                   $13,563
Feb-91        $13,425            $13,667                   $13,616
Mar-91        $13,447            $13,738                   $13,660
Apr-91        $13,663            $13,936                   $13,841
May-91        $13,570            $13,822                   $13,840
Jun-91        $13,396            $13,683                   $13,731
Jul-91        $13,633            $13,998                   $13,932
Aug-91        $14,308            $14,584                   $14,418
Sep-91        $14,911            $15,275                   $14,868
Oct-91        $14,890            $15,192                   $14,916
Nov-91        $14,970            $15,310                   $14,988
Dec-91        $16,116            $16,547                   $15,883
Jan-92        $15,420            $15,833                   $15,367
Feb-92        $15,501            $15,908                   $15,476
Mar-92        $15,225            $15,563                   $15,306
Apr-92        $15,102            $15,423                   $15,311
May-92        $15,666            $15,992                   $15,714
Jun-92        $15,942            $16,250                   $15,939
Jul-92        $16,880            $17,196                   $16,590
Aug-92        $17,037            $17,372                   $16,731
Sep-92        $17,479            $17,859                   $16,987
Oct-92        $16,940            $17,280                   $16,649
Nov-92        $16,995            $17,349                   $16,700
Dec-92        $17,657            $18,056                   $17,144
Jan-93        $18,234            $18,685                   $17,652
Feb-93        $19,189            $19,637                   $18,237
Mar-93        $19,151            $19,661                   $18,286
Apr-93        $19,414            $19,917                   $18,420
May-93        $19,431            $19,996                   $18,488
Jun-93        $20,632            $21,234                   $19,265
Jul-93        $20,913            $21,523                   $19,562
Aug-93        $21,783            $22,425                   $20,347
Sep-93        $22,003            $22,749                   $20,437
Oct-93        $22,110            $22,816                   $20,563
Nov-93        $21,295            $21,946                   $20,039
Dec-93        $21,464            $22,127                   $20,099
Jan-94        $22,207            $22,851                   $20,587
Feb-94        $20,951            $21,593                   $19,727
Mar-94        $19,898            $20,310                   $18,922
Apr-94        $19,699            $19,998                   $18,632
May-94        $19,588            $19,905                   $18,542
Jun-94        $19,393            $19,712                   $18,375
Jul-94        $20,000            $20,366                   $18,956
Aug-94        $19,953            $20,347                   $18,838
Sep-94        $19,198            $19,560                   $18,267
Oct-94        $19,049            $19,452                   $18,186
Nov-94        $19,194            $19,578                   $18,283
Dec-94        $19,554            $19,966                   $18,604
Jan-95        $20,047            $20,503                   $19,079
Feb-95        $20,781            $21,261                   $19,615
Mar-95        $20,955            $21,448                   $19,757
Apr-95        $21,396            $21,912                   $20,106
May-95        $23,268            $23,852                   $21,661
Jun-95        $23,565            $24,159                   $21,922
Jul-95        $23,124            $23,739                   $21,580
Aug-95        $23,608            $24,240                   $22,045
Sep-95        $24,028            $24,677                   $22,443
Oct-95        $24,622            $25,313                   $23,104
Nov-95        $25,327            $26,050                   $23,670
Dec-95        $25,938            $26,691                   $24,310
Jan-96        $25,972            $26,751                   $24,297
Feb-96        $24,754            $25,490                   $23,112
Mar-96        $24,295            $25,044                   $22,672
Apr-96        $23,803            $24,503                   $22,293
May-96        $23,625            $24,330                   $22,186
Jun-96        $24,083            $24,839                   $22,636
Jul-96        $24,117            $24,856                   $22,636
Aug-96        $23,892            $24,619                   $22,360
Sep-96        $24,547            $25,294                   $22,972
Oct-96        $25,431            $26,299                   $23,868
Nov-96        $26,254            $27,082                   $24,653
Dec-96        $25,616            $26,419                   $24,069
Jan-97        $25,527            $26,383                   $23,913
Feb-97        $25,501            $26,336                   $23,880
Mar-97        $24,851            $25,700                   $23,312


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   35                36
Anticipated Growth Rate               6.40%             6.17%
Weighted Average Maturity Date      11/16/05          11/18/05
Anticipated Value at Maturity        $100.84           $100.71
Expense Ratio                        0.56%*             0.58%

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2005    9


                         TARGET MATURITIES TRUST: 2005

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

The fund posted a 1.25% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997. The fund's benchmark, a coupon STRIPS issue maturing on November 15, 2005, returned 1.61% for the six-month period. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

The fund is managed to mimic the performance of its benchmark, but is subject to operating expenses (such as transaction costs and management fees) that the benchmark does not have. We try to add value to the fund where we can, but mostly try to stay true to the benchmark. As a result, the fund frequently underperforms by a few basis points.

HOW DID YOU POSITION THE FUND DURING THE LAST SIX MONTHS?

We kept the fund's weighted average maturity (WAM) date close to its benchmark's November 15, 2005 maturity date to ensure the fund's close tracking with its benchmark. We added to the fund's

[line graph - data below]

           TARGET 2005: SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

             Actual Share Price            Anticipated Value at Maturity
                 (Historical)                  (Estimated Share Price)

1987                21.28                               94.59
1988                24.36                               93.66
1989                30.18                               93.14
1990                31.26                               97.25
1991                37.97                               99.29
1992               41.597                              99.625
1993               50.575                              100.087
1994               46.066                              100.516
1995               61.108                              100.34
1996               57.829                              100.707
1997
1998
1999
2000
2001
2002
2003
2004
2005                                                   100.00

The top line in the graph  represents the fund's  Anticipated  Value at Maturity
(AVM), which has a target of $100 but fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. For more information, please consult the prospectus.


10   Target Maturities Trust: 2005                  American Century Investments


                         TARGET MATURITIES TRUST: 2005



position in REFCORPs by selling STRIPS and using the proceeds to purchase REFCORP zeros maturing in October 2005. These transactions resulted in a higher anticipated growth rate (AGR) and anticipated value at maturity (AVM), improving the fund's returns.

We continue working to keep the fund's transaction costs down by limiting turnover. To accomplish this we use the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, adjusting the fund's average maturity at the same time.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY GOING FORWARD?

To help the fund reach its AVM, we will likely continue to keep its maturity date close to the November 15, 2005 maturity of its benchmark. In addition, we will continue looking for opportunities to improve the fund's liquidity and add yield by swapping some of our receipt zeros (such as the fund's callable CATS, which can be combined with STRIPS to reconstitute Treasurys) for REFCORPs. We will likely continue using STRIPS to meet the fund's cash flow needs.

[pie charts]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs 43%
STRIPS 36%
CATS 9%
TRs 6%
Other 6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 47%
REFCORPs 33%
CATS 8%
TRs 6%
Other 6%


Semiannual Report                             Target Maturities Trust: 2005   11


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2005

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$    87,000   ETR, 7.13%, 11/15/04                           $       51,006
    693,750   PHYSICAL-- COUPON, 7.16%,
                11/15/04                                            405,837
     27,000   TIGR, 7.06%, 11/15/04                                  15,911
 11,500,000   REFCORP STRIPS -- COUPON,
                7.11%, 1/15/05                                    6,673,105
 15,000,000   STRIPS-- COUPON, 6.99%,
                2/15/05                                           8,731,500
  3,200,000   U.S. Treasury Corpus, 7.24%,
                2/15/10, Call Date 2/15/05                        1,827,648
  4,615,672   CUBES, 7.09%, 5/15/05                               2,621,148
  1,000,000   ETR, 7.16%, 5/15/05                                   564,770
 17,144,000   STRIPS -- COUPON, 7.01%,
                5/15/05                                           9,796,939
 28,559,000   STRIPS-- PRINCIPAL, 7.045%,
                5/15/05                                          16,275,489
    428,750   TBR, 7.17%, 5/15/05                                   241,957
  6,450,000   TR, 7.17%, 5/15/10, Call Date
                5/15/05                                           3,639,929
 12,500,000   REFCORP STRIPS-- COUPON,
                7.14%, 7/15/05                                    6,987,625
 56,500,000   STRIPS-- PRINCIPAL, 7.02%,
                8/15/05                                          31,701,020
 40,000,000   REFCORP STRIPS-- COUPON,
                7.14%, 10/15/05                                  21,974,000
    170,000   CATS, 7.105%, 11/15/05                                 93,118
    491,519   CUBES, 7.115%, 11/15/05                               269,008
  2,247,000   TBR, 7.195%, 11/15/05                               1,221,604
 10,900,000   U.S. Treasury Corpus, 7.285%,
                11/15/10, Call Date 11/15/05                      5,881,749
 46,429,000   REFCORP STRIPS-- COUPON,
                7.19%, 1/15/06                                   24,953,730
 24,556,000   STRIPS-- COUPON, 7.05%,
                2/15/06                                          13,276,447
 19,415,340   TR, 7.13%, 2/15/06                                 10,425,455
 56,800,000   REFCORP STRIPS -- COUPON,
                7.20%, 4/15/06                                   29,970,520
    107,000   CATS, 7.13%, 5/15/06                                   56,475
 38,699,000   CATS, 7.22%, 5/15/11, Call Date
                5/15/06                                          20,263,957
    566,500   CUBES, 7.14%, 5/15/06                                 298,733
  4,718,000   STRIPS -- COUPON, 7.06%,
                5/15/06                                           2,505,541

Principal Amount                                                      Value
--------------------------------------------------------------------------------

$   410,000   TBR, 7.22%, 5/15/06                           $       214,688
    146,346   TR, 7.14%, 5/15/06                                     77,173
  1,000,000   TR, 7.22%,  5/15/11, Call Date
                5/15/06                                             523,630
 11,428,000   REFCORP STRIPS-- COUPON,
                7.21%, 7/15/06                                    5,918,218
  2,000,000   STRIPS-- COUPON, 7.065%,
                8/15/06                                           1,043,080
  1,299,780   TR, 7.145%, 8/15/06                                   673,000
  8,100,000   REFCORP STRIPS -- COUPON,
              7.24%, 10/15/06                                     4,110,264
                                                                 ----------
TOTAL INVESTMENT SECURITIES--100.0%                            $233,284,274
   (Cost $231,667,160)                                         ============

Notes to Schedule of Investments
CATS = Certificates of Accrual of Treasury Securities
CUBES = Coupons Under Book Entry Safekeeping
ETR = Easy Growth Treasury Receipts
REFCORP = Resolution Funding Corporation
PHYSICAL = U.S. Treasury Bearer Bond Coupons and Corpus
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TBR = Treasury Bond Receipts
TIGR = Treasury Investment Growth Receipts
TR = Treasury Receipts
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


12   Target Maturities Trust: 2005                  American Century Investments

                         TARGET MATURITIES TRUST: 2010

                                                                        AVERAGE ANNUAL RETURNS
                                                           -------------------------------------------------
                                            6 MONTHS       1 YEAR       3 YEARS      5 YEARS        10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2010 .............   1.37%         2.04%         8.28%        11.15%          9.48%

11/15/10 Maturity
STRIPS Issue ..............................   1.37%         2.37%         8.96%        11.65%         10.12%
Merrill Lynch Long-Term
Treasury Index ............................   1.48%         2.83%         7.20%         8.78%          8.83%

 See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 3/31/97

$10,000 investment made 3/31/87

            Target: 2010  11/15/10 STRIPS Issue   Merrill Lynch Long-Term Index

Mar-87        $10,000           $10,000                   $10,000
Apr-87         $9,029            $9,074                    $9,581
May-87         $8,708            $8,794                    $9,496
Jun-87         $8,713            $8,862                    $9,606
Jul-87         $8,231            $8,296                    $9,424
Aug-87         $7,863            $7,909                    $9,270
Sep-87         $6,921            $7,029                    $8,857
Oct-87         $8,156            $8,228                    $9,508
Nov-87         $8,214            $8,239                    $9,512
Dec-87         $8,593            $8,637                    $9,702
Jan-88         $9,563            $9,851                   $10,288
Feb-88         $9,839           $10,010                   $10,415
Mar-88         $8,874            $9,146                   $10,092
Apr-88         $8,570            $8,672                    $9,929
May-88         $8,173            $8,375                    $9,755
Jun-88         $9,018            $9,292                   $10,166
Jul-88         $8,524            $8,686                    $9,974
Aug-88         $8,547            $8,741                   $10,012
Sep-88         $9,225            $9,444                   $10,390
Oct-88         $9,805           $10,117                   $10,696
Nov-88         $9,420            $9,729                   $10,462
Dec-88         $9,943           $10,029                   $10,595
Jan-89        $10,230           $10,581                   $10,809
Feb-89         $9,673           $10,008                   $10,592
Mar-89         $9,902           $10,230                   $10,705
Apr-89        $10,247           $10,624                   $10,956
May-89        $11,034           $11,436                   $11,392
Jun-89        $12,240           $12,759                   $12,038
Jul-89        $12,384           $12,845                   $12,312
Aug-89        $11,809           $12,189                   $11,985
Sep-89        $11,827           $12,294                   $12,030
Oct-89        $12,642           $13,183                   $12,513
Nov-89        $12,820           $13,322                   $12,615
Dec-89        $12,728           $13,271                   $12,597
Jan-90        $11,603           $12,025                   $12,168
Feb-90        $11,436           $11,912                   $12,115
Mar-90        $11,344           $11,830                   $12,084
Apr-90        $10,758           $11,102                   $11,774
May-90        $11,677           $12,338                   $12,324
Jun-90        $12,137           $12,865                   $12,605
Jul-90        $12,062           $12,858                   $12,734
Aug-90        $10,856           $11,286                   $12,183
Sep-90        $11,017           $11,540                   $12,339
Oct-90        $11,384           $11,881                   $12,614
Nov-90        $12,430           $12,968                   $13,137
Dec-90        $12,763           $13,312                   $13,411
Jan-91        $12,964           $13,406                   $13,563
Feb-91        $12,952           $13,264                   $13,616
Mar-91        $12,970           $13,352                   $13,660
Apr-91        $13,142           $13,603                   $13,841
May-91        $13,079           $13,446                   $13,840
Jun-91        $12,780           $13,185                   $13,731
Jul-91        $12,998           $13,460                   $13,932
Aug-91        $13,779           $14,246                   $14,418
Sep-91        $14,406           $14,965                   $14,868
Oct-91        $14,291           $14,848                   $14,916
Nov-91        $14,176           $14,674                   $14,988
Dec-91        $15,451           $16,036                   $15,883
Jan-92        $14,756           $15,318                   $15,367
Feb-92        $14,859           $15,412                   $15,476
Mar-92        $14,578           $15,110                   $15,306
Apr-92        $14,354           $14,864                   $15,311
May-92        $14,997           $15,529                   $15,714
Jun-92        $15,078           $15,584                   $15,939
Jul-92        $16,014           $16,542                   $16,590
Aug-92        $16,083           $16,594                   $16,731
Sep-92        $16,387           $16,906                   $16,987
Oct-92        $15,991           $16,491                   $16,649
Nov-92        $16,198           $16,746                   $16,700
Dec-92        $16,962           $17,539                   $17,144
Jan-93        $17,490           $18,074                   $17,652
Feb-93        $18,484           $19,134                   $18,237
Mar-93        $18,409           $19,097                   $18,286
Apr-93        $18,587           $19,212                   $18,420
May-93        $18,731           $19,385                   $18,488
Jun-93        $20,132           $20,867                   $19,265
Jul-93        $20,850           $21,626                   $19,562
Aug-93        $21,890           $22,716                   $20,347
Sep-93        $21,895           $22,761                   $20,437
Oct-93        $22,177           $23,106                   $20,563
Nov-93        $21,321           $22,193                   $20,039
Dec-93        $21,419           $22,302                   $20,099
Jan-94        $22,303           $23,226                   $20,587
Feb-94        $20,752           $21,600                   $19,727
Mar-94        $19,477           $20,263                   $18,922
Apr-94        $19,150           $19,837                   $18,632
May-94        $18,811           $19,515                   $18,542
Jun-94        $18,524           $19,225                   $18,375
Jul-94        $19,420           $20,182                   $18,956
Aug-94        $19,121           $19,896                   $18,838
Sep-94        $18,191           $18,848                   $18,267
Oct-94        $18,041           $18,744                   $18,186
Nov-94        $18,369           $19,103                   $18,283
Dec-94        $18,943           $19,720                   $18,604
Jan-95        $19,512           $20,361                   $19,079
Feb-95        $20,149           $21,031                   $19,615
Mar-95        $20,345           $21,262                   $19,757
Apr-95        $20,821           $21,790                   $20,106
May-95        $23,153           $24,297                   $21,661
Jun-95        $23,573           $24,762                   $21,922
Jul-95        $22,964           $24,123                   $21,580
Aug-95        $23,619           $24,842                   $22,045
Sep-95        $24,204           $25,492                   $22,443
Oct-95        $25,135           $26,552                   $23,104
Nov-95        $26,008           $27,456                   $23,670
Dec-95        $26,916           $28,460                   $24,310
Jan-96        $26,766           $28,267                   $24,297
Feb-96        $24,865           $26,261                   $23,112
Mar-96        $24,233           $25,608                   $22,672
Apr-96        $23,515           $24,802                   $22,293
May-96        $23,331           $24,673                   $22,186
Jun-96        $24,015           $25,436                   $22,636
Jul-96        $24,026           $25,420                   $22,636
Aug-96        $23,555           $24,909                   $22,360
Sep-96        $24,394           $25,860                   $22,972
Oct-96        $25,653           $27,241                   $23,868
Nov-96        $26,825           $28,441                   $24,653
Dec-96        $25,964           $27,508                   $24,069
Jan-97        $25,660           $27,188                   $23,913
Feb-97        $25,632           $27,149                   $23,880
Mar-97        $24,727           $26,215                   $23,312

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   16                16
Anticipated Growth Rate               6.60%             6.44%
Weighted Average Maturity Date       9/21/10           8/29/10
Anticipated Value at Maturity        $103.20           $102.53
Expense Ratio                        0.62%*             0.67%

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2010   13


                         TARGET MATURITIES TRUST: 2010

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

The fund posted a 1.37% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID THE FUND PERFORM COMPARED WITH ITS BENCHMARK?

The fund's 1.37% total return matched that of its benchmark, a STRIPS coupon issue maturing on November 15, 2010. The fund is managed to track the performance of the benchmark, but it has operating expenses (such as transaction costs and management fees) that the benchmark does not have. But during the six-month period, the fund's shorter maturity helped limit the negative effects of rising interest rates. As a result, the fund kept pace with the benchmark.

HOW DID YOU POSITION THE FUND DURING THE LAST SIX MONTHS?

By selling some of the fund's Novenber 2009-maturity STRIPS and purchasing STRIPS maturing in November 2010, we extended the fund's weighted average maturity (WAM) date to September 21, 2010. The fund's WAM date is now closer to the November 15, 2010 maturity date of its benchmark. We also used some of the proceeds to purchase REFCORPs

[line graph - data below]

           TARGET 2010: SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

             Actual Share Price            Anticipated Value at Maturity
                 (Historical)                  (Estimated Share Price)

1987                14.96                               95.27
1988                17.31                               97.13
1989                22.16                               96.66
1990                22.22                               97.52
1991                26.9                                98.97
1992               29.534                              100.179
1993               37.292                              100.874
1994               32.981                              101.78
1995               46.864                              101.788
1996               42.474                              102.529
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010                                                   100.00

The top line in the graph  represents the fund's  Anticipated  Value at Maturity
(AVM), which has a target of $100 but fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. For more information, please consult the prospectus.


14   Target Maturities Trust: 2010                  American Century Investments


                         TARGET MATURITIES TRUST: 2010

maturing in October 2010, which helped increase the fund's anticipated growth rate (AGR) and anticipated value at maturity (AVM).

Over the past six months, we continued to bring the fund's WAM date closer to the maturity date of its benchmark while keeping the fund's transaction costs down. By using the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, we reduced fund turnover and adjusted the fund's WAM in the process.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY GOING FORWARD?

We will likely maintain the fund's current asset allocation, keeping the majority of the fund's assets in STRIPS and REFCORPs. However, we will look to add higher-yielding REFCORPs when they become available at attractive prices, while maintaining at least 25% of the fund's assets in STRIPS to meet liquidity needs. We will also continue to move the fund's WAM date closer to the maturity date of its benchmark.

We expect to continue holding the fund's principal ETRs, which were purchased in 1993 when their yield was 30 basis points higher than coupon STRIPS of comparable maturity. These securities have appreciated in price, but they still offer a yield that is 23 basis points more than like-maturity STRIPS. Should the custody bank for ETRs change their custody agreement and allow ETRs to be reconstituted with STRIPS, we would expect our principal ETRs to appreciate in value relative to STRIPS.

[pie charts]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs 44%
STRIPS 44%
ETRs 12%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 57%
REFCORPs 33%
ETRs 10%


Semiannual Report                             Target Maturities Trust: 2010   15


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2010

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$28,520,000   ETR, 7.395%, 5/15/14, Call Date
                5/15/09                                       $  11,826,959
  2,000,000   REFCORP STRIPS-- COUPON,
                7.34%, 10/15/09                                     810,020
 11,500,000   STRIPS-- PRINCIPAL, 7.305%,
                11/15/14, Call Date 11/15/09                      4,649,565
  5,772,000   REFCORP STRIPS-- COUPON,
                7.35%, 1/15/10                                    2,292,869
 30,728,000   REFCORP STRIPS-- COUPON,
                7.36%, 4/15/10                                   11,974,394
    587,000   STRIPS-- COUPON, 7.22%,
                5/15/10                                             231,448
 15,000,000   REFCORP STRIPS-- COUPON,
                7.37%, 7/15/10                                    5,732,700
  3,277,000   STRIPS-- COUPON, 7.235%,
                8/15/10                                           1,266,528
 25,000,000   REFCORP STRIPS-- COUPON,
                7.37%, 10/15/10                                   9,384,250
 28,200,000   STRIPS-- COUPON, 7.245%,
                11/15/10                                         10,696,260
 20,500,000   REFCORP STRIPS-- COUPON,
                7.37%, 1/15/11                                    7,556,300
 29,860,000   STRIPS-- COUPON, 7.255%,
                2/15/11                                          11,107,920
 18,850,000   REFCORP STRIPS-- COUPON,
                7.37%, 4/15/11                                    6,824,266
 10,000,000   STRIPS-- COUPON, 7.26%,
                5/15/11                                           3,652,900
  8,715,000   STRIPS-- COUPON, 7.275%,
                8/15/11                                           3,119,884
 26,000,000   STRIPS-- COUPON, 7.285%,
                11/15/11                                          9,132,760
                                                                 ----------
TOTAL INVESTMENT SECURITIES--100.0%                            $100,259,023
  (Cost $100,341,650)                                          ============

Notes to Schedule of Investments
ETR = Easy Growth Treasury Receipts
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


16 Target Maturities Trust: 2010                    American Century Investments

                         TARGET MATURITIES TRUST: 2015

                                                                        AVERAGE ANNUAL RETURNS
                                                           --------------------------------------------------
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2015 .............   0.97%         1.70%         8.43%        11.54%          8.66%
11/15/15 Maturity
STRIPS Issue ..............................   0.85%         1.93%         8.98%        12.11%          9.13%
Merrill Lynch Long-Term
Treasury Index ............................   1.48%         2.83%         7.20%         8.78%          8.83%

 See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 3/31/97

$10,000 investment made 3/31/87

            Target: 2015   11/15/15 STRIPS Issue   Merrill Lynch Long-Term Index

Mar-87        $10,000            $10,000                   $10,000
Apr-87         $9,111             $8,969                    $9,581
May-87         $8,521             $8,524                    $9,496
Jun-87         $8,329             $8,657                    $9,606
Jul-87         $7,895             $7,972                    $9,424
Aug-87         $7,411             $7,427                    $9,270
Sep-87         $6,422             $6,683                    $8,857
Oct-87         $7,568             $7,496                    $9,508
Nov-87         $7,674             $7,553                    $9,512
Dec-87         $8,087             $8,049                    $9,702
Jan-88         $9,282             $9,113                   $10,288
Feb-88         $9,545             $9,577                   $10,415
Mar-88         $8,471             $8,537                   $10,092
Apr-88         $7,959             $8,111                    $9,929
May-88         $7,568             $7,555                    $9,755
Jun-88         $8,286             $8,386                   $10,166
Jul-88         $7,703             $7,667                    $9,974
Aug-88         $7,603             $7,651                   $10,012
Sep-88         $8,336             $8,441                   $10,390
Oct-88         $9,011             $9,144                   $10,696
Nov-88         $8,421             $8,544                   $10,462
Dec-88         $8,983             $8,945                   $10,595
Jan-89         $9,282             $9,512                   $10,809
Feb-89         $8,855             $8,981                   $10,592
Mar-89         $9,104             $9,211                   $10,705
Apr-89         $9,289             $9,463                   $10,956
May-89        $10,135            $10,264                   $11,392
Jun-89        $11,600            $11,820                   $12,038
Jul-89        $11,778            $12,019                   $12,312
Aug-89        $11,145            $11,332                   $11,985
Sep-89        $11,110            $11,347                   $12,030
Oct-89        $11,899            $12,349                   $12,513
Nov-89        $12,176            $12,459                   $12,615
Dec-89        $11,991            $12,257                   $12,597
Jan-90        $10,818            $11,124                   $12,168
Feb-90        $10,669            $10,841                   $12,115
Mar-90        $10,427            $10,624                   $12,084
Apr-90         $9,587             $9,775                   $11,774
May-90        $10,718            $10,884                   $12,324
Jun-90        $11,138            $11,392                   $12,605
Jul-90        $11,145            $11,391                   $12,734
Aug-90         $9,666             $9,829                   $12,183
Sep-90         $9,780             $9,967                   $12,339
Oct-90        $10,171            $10,465                   $12,614
Nov-90        $11,238            $11,488                   $13,137
Dec-90        $11,586            $11,793                   $13,411
Jan-91        $11,821            $12,075                   $13,563
Feb-91        $11,721            $12,037                   $13,616
Mar-91        $11,735            $12,030                   $13,660
Apr-91        $11,935            $12,319                   $13,841
May-91        $11,764            $11,976                   $13,840
Jun-91        $11,408            $11,665                   $13,731
Jul-91        $11,664            $12,004                   $13,932
Aug-91        $12,518            $12,750                   $14,418
Sep-91        $13,115            $13,417                   $14,868
Oct-91        $12,909            $13,200                   $14,916
Nov-91        $12,639            $12,864                   $14,988
Dec-91        $14,189            $14,465                   $15,883
Jan-92        $13,385            $13,627                   $15,367
Feb-92        $13,549            $13,805                   $15,476
Mar-92        $13,293            $13,529                   $15,306
Apr-92        $13,023            $13,285                   $15,311
May-92        $13,663            $13,957                   $15,714
Jun-92        $13,570            $13,837                   $15,939
Jul-92        $14,680            $15,001                   $16,590
Aug-92        $14,523            $14,833                   $16,731
Sep-92        $14,502            $14,830                   $16,987
Oct-92        $14,104            $14,407                   $16,649
Nov-92        $14,680            $14,994                   $16,700
Dec-92        $15,292            $15,636                   $17,144
Jan-93        $15,818            $16,188                   $17,652
Feb-93        $16,714            $17,123                   $18,237
Mar-93        $16,565            $16,977                   $18,286
Apr-93        $16,707            $17,119                   $18,420
May-93        $17,063            $17,481                   $18,488
Jun-93        $18,272            $18,734                   $19,265
Jul-93        $19,211            $19,716                   $19,562
Aug-93        $20,832            $21,430                   $20,347
Sep-93        $20,654            $21,248                   $20,437
Oct-93        $21,024            $21,636                   $20,563
Nov-93        $20,085            $20,636                   $20,039
Dec-93        $19,957            $20,559                   $20,099
Jan-94        $20,768            $21,411                   $20,587
Feb-94        $19,232            $19,831                   $19,727
Mar-94        $18,001            $18,507                   $18,922
Apr-94        $17,553            $18,065                   $18,632
May-94        $17,034            $17,540                   $18,542
Jun-94        $16,700            $17,186                   $18,375
Jul-94        $17,859            $18,409                   $18,956
Aug-94        $17,255            $17,776                   $18,838
Sep-94        $16,209            $16,663                   $18,267
Oct-94        $16,152            $16,609                   $18,186
Nov-94        $16,572            $17,044                   $18,283
Dec-94        $17,148            $17,663                   $18,604
Jan-95        $17,802            $18,383                   $19,079
Feb-95        $18,286            $18,846                   $19,615
Mar-95        $18,606            $19,196                   $19,757
Apr-95        $18,954            $19,617                   $20,106
May-95        $21,714            $22,521                   $21,661
Jun-95        $22,006            $22,805                   $21,922
Jul-95        $21,252            $22,035                   $21,580
Aug-95        $22,233            $23,073                   $22,045
Sep-95        $22,902            $23,770                   $22,443
Oct-95        $24,125            $25,098                   $23,104
Nov-95        $25,036            $26,000                   $23,670
Dec-95        $26,188            $27,211                   $24,310
Jan-96        $25,882            $26,894                   $24,297
Feb-96        $23,478            $24,451                   $23,112
Mar-96        $22,568            $23,504                   $22,672
Apr-96        $21,871            $22,758                   $22,293
May-96        $21,821            $22,725                   $22,186
Jun-96        $22,504            $23,501                   $22,636
Jul-96        $22,511            $23,433                   $22,636
Aug-96        $21,757            $22,670                   $22,360
Sep-96        $22,731            $23,756                   $22,972
Oct-96        $24,245            $25,395                   $23,868
Nov-96        $25,717            $26,779                   $24,653
Dec-96        $24,609            $25,685                   $24,069
Jan-97        $24,082            $25,185                   $23,913
Feb-97        $24,082            $25,136                   $23,880
Mar-97        $22,952            $23,958                   $23,312

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   12                12
Anticipated Growth Rate               6.71%             6.58%
Weighted Average Maturity Date      11/13/15          11/12/15
Anticipated Value at Maturity        $110.34           $110.11
Expense Ratio                        0.62%*             0.65%

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2015   17


                         TARGET MATURITIES TRUST: 2015

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

Reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997, the fund posted a 0.97% total return for the six-month period. Nevertheless, the fund's return was 12 basis points higher than the 0.85% total return of its benchmark, a coupon STRIPS issue maturing on November 15, 2015. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID YOU POSITION THE FUND DURING THE LAST SIX MONTHS?

We kept the fund's weighted average maturity (WAM) date close to the November 15, 2015 maturity date of its benchmark. Because of the volatility in bond prices caused by shifting interest rate expectations (see the Period Overview on page 4), we sold STRIPS maturing in November 2015 to meet cash outflow needs.

The fund now holds fewer STRIPS, which increased its anticipated value at maturity (AVM) and anticipated growth rate (AGR) and improved the fund's return. We sold STRIPS instead of REFCORPs mainly because REFCORPs offered more yield and higher potential returns than STRIPS in this maturity

[line graph - data below]

           TARGET 2015: SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

             Actual Share Price            Anticipated Value at Maturity
                 (Historical)                  (Estimated Share Price)

1987                11.37                              102.86
1988                12.63                              102.75
1989                16.86                              101.77
1990                16.29                              102.24
1991                19.95                              106.05
1992               21.502                              107.792
1993               28.064                              106.952
1994                24.11                              108.832
1995               36.819                              109.462
1996               31.962                              110.109
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015                                                   100.00

The top line in the graph  represents the fund's  Anticipated  Value at Maturity
(AVM), which has a target of $100 but fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. For more information, please consult the prospectus.


18   Target Maturities Trust: 2015                  American Century Investments


                         TARGET MATURITIES TRUST: 2015

sector. As mentioned in our previous report, the fund holds only STRIPS and REFCORPs--the only types of zeros available in this maturity sector.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY FOR THE FUND GOING FORWARD?

To better track the performance of the fund's benchmark, we will likely continue moving the fund's WAM date closer to November 15, 2015. We will also likely maintain the fund's current asset allocation for the time being, with roughly 50% of its assets invested in REFCORPs and the other 50% in STRIPS. As always, we will continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the fund's assets toward the more attractively priced sector.

Currently, all of the fund's zeros are coupon zeros. With coupon zeros yielding more than principal zeros in this maturity sector, we prefer holding coupon zeros. The relative values of coupon and principal zeros in the fund's maturity sector are based on several factors, including (1) the level of stripping or reconstitution activity in the Treasury market; (2) the value of the underlying Treasury bonds maturing in 2014-2016 compared to other maturity sectors; and (3) dealer and investor activity in the fund's maturity sector. We focus on each of these factors when tracking the relative values of coupon and principal zeros.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
STRIPS 50%
REFCORPs 50%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 56%
REFCORPs 44%


Semiannual Report                             Target Maturities Trust: 2015   19


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2015

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$ 4,350,000   STRIPS -- COUPON, 7.36%,
                2/15/15                                      $    1,195,032
 35,440,000   REFCORP STRIPS-- COUPON,
                7.50%, 4/15/15                                    9,390,537
 39,408,000   STRIPS-- COUPON, 7.36%,
                5/15/15                                          10,635,431
 29,644,000   REFCORP STRIPS-- COUPON,
                7.51%, 7/15/15                                    7,697,065
 48,550,000   STRIPS-- COUPON, 7.37%,
                8/15/15                                          12,841,475
 48,421,000   REFCORP STRIPS-- COUPON,
                7.50%, 10/15/15                                  12,366,239
 49,308,000   STRIPS-- COUPON, 7.37%,
                11/15/15                                         12,811,698
 36,300,000   STRIPS-- COUPON, 7.37%,
                2/15/16                                           9,259,767
 44,788,000   REFCORP STRIPS-- COUPON,
                7.52%, 4/15/16                                   10,984,705
 17,700,000   STRIPS-- COUPON, 7.37%,
                5/15/16                                           4,435,620
 25,000,000   REFCORP STRIPS-- COUPON,
                7.52%, 7/15/16                                    6,018,750
 23,000,000   REFCORP STRIPS-- COUPON,
                7.53%, 10/15/16                                   5,426,390
                                                                -----------
TOTAL INVESTMENT SECURITIES--100.0%                            $103,062,709
   (Cost $84,601,170)                                          ============

Notes to Schedule of Investments
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


20   Target Maturities Trust: 2015                  American Century Investments

                         TARGET MATURITIES TRUST: 2020
                                                                        AVERAGE ANNUAL RETURNS
                                           6 MONTHS        1 YEAR        3 YEARS       5 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2020 .............  0.50%          1.01%         8.29%        11.71%        8.79%
Fund
Benchmark(1) ..............................  0.35%          1.39%         8.82%        12.06%        8.13%(2)
Merrill Lynch Long-Term
Treasury Index ............................  1.48%          2.83%         7.20%         8.78%        8.86%(2)

(1)  From December 1989 through April 1990,  the fund's  benchmark was a 8/15/19
     STRIPS issue; from May 1990 through October 1991, it was a 11/15/19 STRIPS issue; and from November 1991 to the present, it has been a 11/15/20 STRIPS issue.

(2) Returns since December 31, 1989, the date nearest the fund's inception for which data are available. Inception date was December 29, 1989.

See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 12/31/89

            Target: 2020       Fund Benchmark     Merrill Lynch Long-Term Index

Dec-89        $10,000             $10,000                   $10,000
Jan-90         $9,083              $9,063                    $9,659
Feb-90         $8,767              $8,518                    $9,617
Mar-90         $8,658              $8,407                    $9,593
Apr-90         $7,967              $7,781                    $9,346
May-90         $8,917              $8,351                    $9,783
Jun-90         $9,258              $8,818                   $10,006
Jul-90         $9,308              $9,237                   $10,108
Aug-90         $7,950              $7,837                    $9,671
Sep-90         $8,025              $7,976                    $9,795
Oct-90         $8,458              $8,356                   $10,013
Nov-90         $9,275              $8,845                   $10,429
Dec-90         $9,550              $9,080                   $10,646
Jan-91         $9,800              $9,373                   $10,766
Feb-91         $9,850              $9,275                   $10,809
Mar-91         $9,717              $9,257                   $10,844
Apr-91         $9,808              $9,399                   $10,987
May-91         $9,633              $9,133                   $10,986
Jun-91         $9,208              $8,774                   $10,900
Jul-91         $9,458              $9,058                   $11,059
Aug-91        $10,117              $9,601                   $11,446
Sep-91        $10,450             $10,012                   $11,803
Oct-91        $10,117              $9,551                   $11,841
Nov-91         $9,792              $9,257                   $11,898
Dec-91        $11,208             $10,623                   $12,608
Jan-92        $10,558             $10,005                   $12,199
Feb-92        $10,742             $10,094                   $12,285
Mar-92        $10,592              $9,970                   $12,150
Apr-92        $10,408              $9,818                   $12,154
May-92        $10,942             $10,295                   $12,474
Jun-92        $10,842             $10,226                   $12,653
Jul-92        $11,708             $11,110                   $13,170
Aug-92        $11,533             $10,884                   $13,281
Sep-92        $11,358             $10,690                   $13,485
Oct-92        $10,925             $10,305                   $13,217
Nov-92        $11,508             $10,861                   $13,257
Dec-92        $12,142             $11,474                   $13,609
Jan-93        $12,675             $11,985                   $14,013
Feb-93        $13,383             $12,716                   $14,477
Mar-93        $13,358             $12,631                   $14,516
Apr-93        $13,300             $12,608                   $14,622
May-93        $13,708             $12,951                   $14,676
Jun-93        $14,692             $13,854                   $15,293
Jul-93        $15,775             $14,963                   $15,529
Aug-93        $17,542             $16,680                   $16,152
Sep-93        $17,267             $16,421                   $16,223
Oct-93        $17,583             $16,769                   $16,324
Nov-93        $16,625             $15,862                   $15,907
Dec-93        $16,467             $15,625                   $15,955
Jan-94        $17,100             $16,254                   $16,342
Feb-94        $15,800             $14,984                   $15,660
Mar-94        $14,508             $13,672                   $15,021
Apr-94        $14,142             $13,354                   $14,790
May-94        $13,750             $12,955                   $14,719
Jun-94        $13,375             $12,613                   $14,587
Jul-94        $14,417             $13,623                   $15,048
Aug-94        $13,767             $12,992                   $14,954
Sep-94        $12,733             $11,974                   $14,501
Oct-94        $12,608             $11,832                   $14,437
Nov-94        $12,992             $12,212                   $14,513
Dec-94        $13,558             $12,775                   $14,768
Jan-95        $14,175             $13,401                   $15,146
Feb-95        $14,533             $13,750                   $15,571
Mar-95        $14,767             $13,925                   $15,684
Apr-95        $15,075             $14,250                   $15,961
May-95        $17,642             $16,707                   $17,195
Jun-95        $17,933             $17,009                   $17,402
Jul-95        $17,117             $16,274                   $17,131
Aug-95        $18,008             $17,105                   $17,500
Sep-95        $18,725             $17,816                   $17,816
Oct-95        $19,917             $18,972                   $18,340
Nov-95        $20,667             $19,659                   $18,790
Dec-95        $21,875             $20,861                   $19,298
Jan-96        $21,492             $20,480                   $19,288
Feb-96        $19,067             $18,155                   $18,347
Mar-96        $18,242             $17,378                   $17,997
Apr-96        $17,583             $16,761                   $17,697
May-96        $17,608             $16,824                   $17,612
Jun-96        $18,133             $17,361                   $17,969
Jul-96        $18,150             $17,391                   $17,969
Aug-96        $17,450             $16,655                   $17,750
Sep-96        $18,333             $17,558                   $18,236
Oct-96        $19,741             $19,071                   $18,947
Nov-96        $21,107             $20,130                   $19,570
Dec-96        $20,033             $19,111                   $19,107
Jan-97        $19,408             $18,529                   $18,983
Feb-97        $19,415             $18,543                   $18,957
Mar-97        $18,425             $17,620                   $18,506

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. This chart begins on 12/31/89 because that is the date nearest the fund's inception for which data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   19                19
Anticipated Growth Rate               6.73%             6.59%
Weighted Average Maturity Date       9/12/20           8/21/20
Anticipated Value at Maturity        $104.41           $103.60
Expense Ratio                        0.52%*             0.61%

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2020   21


                         TARGET MATURITIES TRUST: 2020

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

The fund posted a 0.50% total return for the six-month period, reflecting the unfavorable U.S. bond market conditions that prevailed in early 1997. The fund outperformed the 0.35% total return of its benchmark, a coupon STRIPS issue maturing on November 15, 2020. (See the Total Returns table on the previous page for other fund performance comparisons.) One of the primary reasons behind this outperformance was the fund's shorter average maturity relative to its benchmark, which insulated the fund from some of the negative effects of rising interest rates.

HOW DID YOU POSITION THE FUND DURING THE LAST SIX MONTHS?

We extended the fund's weighted average maturity (WAM) date from August 21, 2020, to September 12, 2020, bringing it closer to the November 15, 2020 maturity date of its benchmark. This shift improved the fund's ability to track the performance of the benchmark. The longer maturity also increased the fund's anticipated value at maturity (AVM) and anticipated growth rate (AGR).

We also increased the fund's holdings of REFCORPs (see the graphs on page 23) because of the higher yields that REFCORPs offer over STRIPS. REFCORPs and STRIPS are the only securities held

[line graph - data below]

           TARGET 2020: SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

             Actual Share Price            Anticipated Value at Maturity
                 (Historical)                  (Estimated Share Price)

1987
1988
1989
1990                11.46                               92.6
1991                13.45                               97.77
1992               14.575                              102.184
1993               19.765                              101.274
1994               16.273                              102.175
1995               26.245                              102.54
1996                 22                                103.598
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020                                                   100.00

The top line in the graph  represents the fund's  Anticipated  Value at Maturity
(AVM), which has a target of $100 but fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM.

While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. For more information, please consult the prospectus.


22   Target Maturities Trust: 2020                  American Century Investments


                         TARGET MATURITIES TRUST: 2020

in the fund because they are the only types of government zeros available in this maturity sector.

We have also been working to keep the fund's transaction costs down. We have reduced fund turnover by using the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, adjusting the fund's WAM at the same time.

WERE THERE ANY OTHER WAYS THAT YOU ATTEMPTED TO ENHANCE THE FUND'S PERFORMANCE?

Yes. We continued to make securities loans during the last six months. Because of its size, the fund owns a significant percentage of the outstanding supply of coupon STRIPS maturing in 2020, sometimes holding as much as 30%-40% of the available securities in the marketplace. This has made the outstanding supply of 2020 coupon STRIPS more scarce and consequently more expensive. As a result, the fund is an attractive source for dealers who need to borrow securities to cover sales. Fees from securities loans have been a successful way to boost the fund's returns.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY FOR THE FUND GOING FORWARD?

We will likely continue shifting the fund's WAM date closer to the November 15, 2020, maturity date of its benchmark. We will also likely keep the fund's asset mix close to its current allocation of 51% REFCORPS and 49% STRIPS. In an effort to enhance returns, we will continue to lend the fund's securities when opportunities arise.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs 51%
STRIPS 49%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 61%
REFCORPs 39%


Semiannual Report                             Target Maturities Trust: 2020   23


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2020

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$62,000,000   REFCORP STRIPS -- PRINCIPAL,
                7.52%, 10/15/19                              $   11,744,040
 77,823,000   REFCORP STRIPS-- COUPON,
                7.53%, 1/15/20                                   14,437,723
451,000,000   STRIPS-- COUPON, 7.38%,
                2/15/20                                          85,938,050
 43,344,000   REFCORP STRIPS-- COUPON,
                7.53%, 4/15/20                                    7,895,110
410,500,000   STRIPS-- COUPON, 7.385%,
                5/15/20                                          76,755,290
 95,000,000   STRIPS-- PRINCIPAL, 7.38%,
                5/15/20                                          17,783,050
112,400,000   REFCORP STRIPS-- COUPON,
                7.53%, 7/15/20                                   20,095,996
645,000,000   REFCORP STRIPS-- PRINCIPAL,
                7.53%, 7/15/20                                  115,319,550
217,135,000   STRIPS-- COUPON, 7.385%,
                8/15/20                                          39,857,301
181,000,000   STRIPS-- PRINCIPAL, 7.38%,
                8/15/20                                          33,262,370
139,165,000   REFCORP STRIPS-- COUPON,
                7.53%, 10/15/20                                  24,429,024
600,000,000   REFCORP STRIPS-- PRINCIPAL,
                7.53%, 10/15/20                                 105,324,000
251,707,000   STRIPS-- COUPON, 7.39%,
                11/15/20(2)                                      45,337,465
 42,505,000   REFCORP STRIPS-- COUPON,
                7.53%, 1/15/21                                    7,323,612
672,945,000   REFCORP STRIPS-- PRINCIPAL,
                7.53%, 1/15/21                                  115,948,423
204,250,000   STRIPS-- COUPON, 7.385%,
                2/15/21                                          36,158,378
374,500,000   STRIPS-- COUPON, 7.38%,
                5/15/21                                          65,200,450
 50,000,000   STRIPS-- COUPON, 7.38%,
                8/15/21                                           8,546,500
 14,500,000   STRIPS-- COUPON, 7.37%,
   11/15/21                                                       2,440,495
                                                                -----------
TOTAL INVESTMENT SECURITIES--100.0%                            $833,796,827
   (Cost $841,708,925)                                         ============

Notes to Schedule of Investments
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.
(2)  Security position, or a portion thereof, has been loaned.

See Notes to Financial Statements


24   Target Maturities Trust: 2020                  American Century Investments

                         TARGET MATURITIES TRUST: 2025

                                                                     AVERAGE ANNUAL RETURNS
                                                 6 MONTHS           1 YEAR        LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Target Maturities Trust: 2025                      -1.56%            -2.65%          -10.04%
8/15/25 Maturity
STRIPS Issue                                       -2.85%            -5.76%           -8.54%(1)
Merrill Lynch Long-Term
Treasury Index                                      1.48%             2.83%            0.80%(1)

(1) Returns since February 29, 1996, the date nearest the fund's inception for which data are available. Inception date was February 15, 1996.

See pages 44-45 for more information about returns, the comparative index and the fund's benchmark.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 2/29/96

            Target: 2025   8/15/25 STRIPS Issue   Merrill Lynch Long-Term Index

Feb-96        $10,000            $10,000                   $10,000
Mar-96         $9,562             $9,632                    $9,810
Apr-96         $9,176             $8,975                    $9,646
May-96         $9,166             $9,028                    $9,600
Jun-96         $9,414             $9,361                    $9,794
Jul-96         $9,398             $9,288                    $9,794
Aug-96         $8,939             $8,808                    $9,675
Sep-96         $9,456             $9,343                    $9,940
Oct-96        $10,270            $10,159                   $10,327
Nov-96        $11,046            $10,856                   $10,667
Dec-96        $10,364            $10,158                   $10,414
Jan-97         $9,948             $9,721                   $10,347
Feb-97         $9,879             $9,612                   $10,333
Mar-97         $9,308             $9,077                   $10,087

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. This chart begins on 2/29/96 because that is the date nearest the fund's inception for which data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                     3/31/97           9/30/96
Number of Securities                   13                12
Anticipated Growth Rate               6.62%             6.43%
Weighted Average Maturity Date       4/9/25            4/9/25
Anticipated Value at Maturity        $109.32           $109.24
Expense Ratio                        0.62%*            0.67%*

* Annualized.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Semiannual Report                             Target Maturities Trust: 2025   25


                         TARGET MATURITIES TRUST: 2025

Management Q & A

An interview with Dave Schroeder, a vice president and senior portfolio manager on the Target Maturities Trust management team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1997?

The extreme sensitivity of long-term zero-coupon bonds to changes in interest rates is clearly demonstrated by the fund's returns. As a result of rising yields on long-term zeros, the fund posted a -1.56% total return for the six-month period. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID THE FUND PERFORM COMPARED WITH ITS BENCHMARK?

Despite the fund's negative returns, it still outperformed the -2.85% total return of its benchmark, a coupon STRIPS issue maturing on August 15, 2025. The fund's shorter average maturity relative to its benchmark, which insulated the fund from some of the negative effects of rising interest rates, was one reason behind its outperformance. In addition, the fund performed better because we carefully invested the additional cash inflows we received during the period.

Given that the fund's assets nearly doubled over the six-month period, we were constantly on the lookout for attractively valued zeros that we felt would enhance the fund's returns. Because they are the only types of government zeros available in this maturity sector, REFCORPs and STRIPS were the only securities held in the fund.

WERE THERE OTHER SIGNIFICANT FACTORS THAT HELPED IMPROVE THE FUND'S RETURNS?

Another factor buoying returns was the fund's holdings of REFCORPs. The slope of the Treasury zero-coupon bond curve resulted in lower returns for STRIPS that mature in 2024 through 2026 than for similar-maturity REFCORPs.

We used incoming assets to purchase REFCORPs because they offered more yield and higher potential returns than STRIPS in this maturity sector. While we continue to look for REFCORPs in this maturity, we will continue to monitor the relative values of REFCORPs and STRIPS, shifting the fund's assets toward the more attractively priced sector.

WHY IS THE FUND'S BENCHMARK A COUPON STRIPS ISSUE MATURING ON AUGUST 15, 2025, WHEN THE BENCHMARKS FOR THE OTHER TARGET FUNDS MATURE ON NOVEMBER 15 OF THE TARGET YEAR?

Until recently, a coupon STRIPS issue maturing on November 15, 2025, was not available. Since these securities are now available, we will likely change the fund's benchmark in the near future. This latter maturity better matches the fund's targeted maturity date of December 31, 2025.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown faster-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high rates will go.


26   Target Maturities Trust: 2025                  American Century Investments


                         TARGET MATURITIES TRUST: 2025

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). That magnitude of tightening seems unlikely this time around, especially because rising wage pressures have not materialized in the consumer inflation figures. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

Nevertheless, the bond market has already priced in another Fed rate increase, even though inflation remained tame in the first quarter of 1997.

WHAT IS YOUR STRATEGY FOR THE FUND GOING FORWARD?

We will likely continue our efforts to extend the fund's weighted average maturity (WAM) date so that it can better track the performance of its benchmark. In addition, we will work to keep turnover and transaction costs to a minimum by using cash inflows and outflows as opportunities to buy or sell securities.

Despite the fact that supply at the long end of the zero-coupon curve is inconsistent, we expect to keep the fund fully invested in zeros. In the process, we will continue to concentrate the bulk of the fund's assets in REFCORPs, investing the remainder in STRIPS.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
REFCORPs 58%
STRIPS 42%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
STRIPS 64%
REFCORPs 36%


Semiannual Report                             Target Maturities Trust: 2025   27


                            SCHEDULE OF INVESTMENTS
                         TARGET MATURITIES TRUST: 2025

MARCH 31, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)
$ 3,926,000   REFCORP STRIPS -- COUPON,
                7.43%, 7/15/24                               $     536,174
 74,083,000   REFCORP STRIPS-- COUPON,
                7.42%, 10/15/24                                  9,962,682
 13,000,000   STRIPS-- COUPON, 7.28%,
                11/15/24(2)                                      1,803,750
 17,500,000   STRIPS-- PRINCIPAL, 7.27%,
                11/15/24                                         2,434,600
 30,500,000   REFCORP STRIPS-- COUPON,
                7.41%, 1/15/25                                   4,037,895
 95,900,000   STRIPS-- COUPON, 7.285%,
                2/15/25(2)                                      13,048,154
 40,300,000   STRIPS-- PRINCIPAL, 7.255%,
                2/15/25                                          5,527,951
 19,759,000   REFCORP STRIPS-- COUPON,
                7.40%, 4/15/25                                   2,575,982
  8,500,000   REFCORP STRIPS-- COUPON,
                7.39%, 7/15/25                                   1,091,060
 71,425,000   REFCORP STRIPS-- COUPON,
                7.38%, 10/15/25                                  9,028,834
  6,000,000   REFCORP STRIPS-- COUPON,
                7.37%, 1/15/26                                     746,820
  6,000,000   REFCORP STRIPS-- COUPON,
                7.36%, 4/15/26                                     735,600
 27,000,000   REFCORP STRIPS-- COUPON,
                7.35%, 7/15/26                                   3,259,710
                                                                 ---------
TOTAL INVESTMENT SECURITIES--100.0%                            $54,789,212
     (Cost $58,998,378)                                        ===========

Notes to Schedule of Investments
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The effective yield to maturity at March 31, 1997 is indicated. These securities are purchased at a substantial discount from their value at maturity.
(2)  Security position, or a portion thereof, has been loaned.

See Notes to Financial Statements


28   Target Maturities Trust: 2025                  American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES


MARCH 31, 1997 (UNAUDITED)

                                          2000         2005          2010         2015         2020         2025
                                          ----         ----          ----         ----         ----         ----
ASSETS
Investment securities, at value
  (identified cost of
  $256,034,676, $231,667,160,
  $100,341,650, $84,601,170,
  $841,708,925 and
  $58,998,378,
  respectively) (Note 3) ............$258,333,571 $233,284,274 $100,259,023 $103,062,709 $833,796,827 $54,789,212
Cash ................................     548,286   1,351,268      881,757    2,295,859    1,402,658    1,159,903
Collateral for securities
  loaned (Note 4) ...................          --          --           --           --   34,287,879    4,745,386
Receivable for capital shares sold ..       2,340      22,886           --        1,120        8,039          379
Securities lending fee receivable ...          --          --           --           --       59,298        7,083
Prepaid expenses and other assets ...       6,490       5,862        4,369        4,434       13,519       20,998
                                     ------------ -----------  -----------  -----------  -----------   ----------
                                      258,890,687 234,664,290  101,145,149  105,364,122  869,568,220   60,722,961
                                     ------------ -----------  -----------  -----------  -----------   ----------
LIABILITIES
Disbursements in excess
  of demand deposit cash ............     319,676     268,466      298,199      304,157      899,770        3,342
Payable for capital shares redeemed .      56,497     280,102       72,113       75,796    2,557,424      605,301
Payable for securities loaned
  (Note 4) ..........................          --          --           --           --   34,287,879    4,745,386
Payable to affiliates (Note 2) ......     114,166     105,912       52,512       53,026      356,936       27,363
Accrued expenses and other
  liabilities .......................      10,133       9,359        6,014        8,002       50,403        3,335
                                     ------------ -----------  -----------  -----------  -----------   ----------
                                          500,472     663,839      428,838      440,981   38,152,412    5,384,727
                                     ------------ -----------  -----------  -----------  -----------   ----------
Net Assets Applicable to
Outstanding Shares ..................$258,390,215 $234,000,451 $100,716,311 $104,923,141 $831,415,808 $55,338,234
                                     ============ ============ ============ ============ ============ ===========

CAPITAL SHARES
Outstanding (Unlimited number
  of shares authorized) .............   3,167,164   3,996,476    2,339,359    3,251,275   37,598,656    3,139,679
                                     ============ ============ ============ ============ ============ ===========
Net Asset Value Per Share ...........      $81.58      $58.55       $43.05       $32.27       $22.11       $17.63
                                     ============ ============ ============ ============ ============ ===========

NET ASSETS CONSIST OF:
Capital paid in .....................$256,110,115 $227,818,201 $98,493,902 $ 85,168,860 $824,246,552  $59,632,704
Undistributed net investment income .   4,054,387   3,703,596    1,627,246    1,688,342   13,920,333      822,666
Accumulated net realized gain (loss)
  on investment transactions ........  (4,073,182)    861,540      677,790     (395,600)   1,161,021     (907,970)
Net unrealized appreciation
  (depreciation)
  on investments (Note 3) ...........   2,298,895   1,617,114      (82,627)  18,461,539   (7,912,098)  (4,209,166)
                                     ------------ ------------ ------------ ------------ ------------  -----------
                                     $258,390,215 $234,000,451 $100,716,311 $104,923,141 $831,415,808  $55,338,234
                                     ============ ============ ============ ============ ============  ===========
See Notes to Financial Statements


Semiannual Report                      Statements of Assets and Liabilities   29

                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED
MARCH 31, 1997 (UNAUDITED)

                                          2000         2005          2010         2015         2020         2025
                                          ----         ----          ----         ----         ----         ----

INVESTMENT INCOME
Income:
Interest ............................. $8,886,031  $8,120,635   $3,712,025   $3,693,767  $30,684,353  $1,558,032
Income from securities lending .......         --          --           --           --      106,901      12,773
                                        ---------   ---------    ---------    ---------   ----------   ---------
                                        8,886,031   8,120,635    3,712,025    3,693,767   30,791,254   1,570,805
                                        ---------   ---------    ---------    ---------   ----------   ---------
Expenses (Note 2):
Investment advisory fees .............    391,222     355,430      160,940      169,436    1,324,006      67,347
Administrative fees ..................    125,102     113,558       51,397       54,108      422,791      21,469
Transfer agency fees .................    119,685     126,185       79,175       79,660      363,914      30,485
Printing and postage .................     32,131      29,969       15,231       15,649       97,672       5,823
Custodian fees .......................      9,682       9,377        6,412        8,401       52,525       4,427
Auditing and legal fees ..............     10,349       9,485        5,283        5,453       30,942       3,379
Telephone expenses ...................      4,253       3,488        1,902        2,747       14,510       2,743
Registration and filing fees .........     15,748      17,323       12,335       14,226       13,243      15,178
Directors' fees and expenses .........      5,243       5,054        4,023        4,068       10,235       3,504
Other operating expenses .............      4,398       3,798        2,093        1,676        7,935       3,132
                                        ---------   ---------    ---------    ---------   ----------   ---------
  Total expenses .....................    717,813     673,667      338,791      355,424    2,337,773     157,487
Amount waived ........................         --          --           --           --           --     (15,244)
                                        ---------   ---------    ---------    ---------   ----------   ---------
  Net expenses .......................    717,813     673,667      338,791      355,424    2,337,773     142,243
                                        ---------   ---------    ---------    ---------   ----------   ---------
Net investment income ................  8,168,218   7,446,968    3,373,234    3,338,343   28,453,481   1,428,562
                                        ---------   ---------    ---------    ---------   ----------   ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on
  investments ........................    519,509   1,310,852      980,759       96,753    7,435,024    (406,621)
Change in net unrealized appreciation
  (depreciation) on investments ...... (3,136,902) (5,494,210)  (2,286,142)  (1,553,136) (21,841,819) (3,527,424)
                                        ---------   ---------    ---------    ---------   ----------   ---------
Net realized and unrealized (loss)
on investments ....................... (2,617,393) (4,183,358)  (1,305,383)  (1,456,383) (14,406,795) (3,934,045)
                                        ---------   ---------    ---------    ---------   ----------   ---------
Net Increase (Decrease) in Net Assets
Resulting from Operations ............ $5,550,825  $3,263,610   $2,067,851   $1,881,960  $14,046,686 ($2,505,483)
                                       ==========  ==========   ==========   ==========  =========== ===========

See Notes to Financial Statements


30   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED) AND YEAR ENDED
SEPTEMBER 30, 1996

                                                 2000                      2005                    2010
                                        ---------------------   ----------------------   -----------------------
                                        March 31,   Sept. 30,    March 31,    Sept. 30,   March 31,    Sept. 30,
Increase (Decrease) in Net Assets         1997        1996         1997         1996        1997         1996
OPERATIONS
Net investment income ............... $ 8,168,218  $ 7,234,905  $ 7,446,968 $ 13,769,131  $ 3,373,234  $  ,720,988
Net realized gain
  on investments ....................     519,509    1,066,551    1,310,852    1,459,753      980,759    3,276,781
Change in net unrealized
  appreciation (depreciation)
  on investments ....................  (3,136,902)  (6,811,361)  (5,494,210) (12,781,340)  (2,286,142) (10,369,618)
                                       ----------   ----------   ----------  -----------   ----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations ...................   5,550,825   11,490,095    3,263,610    2,447,544    2,067,851     (371,849)
                                        ---------   ----------    ---------    ---------    ---------     --------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......... (17,081,069) (14,295,441) (14,550,326)  (8,101,012)  (6,941,406)  (4,075,907)
From net realized gains on
  investment transactions ...........          --           --   (1,764,814)  (2,276,770)  (2,886,955)          --
                                        ---------   ----------    ---------    ---------    ---------     --------
Decrease in nets assets from
  distributions to shareholders ..... (17,081,069) (14,295,441) (16,315,140) (10,377,782)  (9,828,361)  (4,075,907)
                                      -----------  -----------  -----------  -----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........  40,805,240  119,660,626   57,196,500  148,911,501   27,753,974   70,823,974
Proceeds from reinvestment
  of distributions ..................  16,712,104   13,909,269   15,993,070   10,138,688    9,617,856    3,967,590
Payments for shares redeemed ........ (55,353,473)(157,743,941) (65,001,517) (95,708,098) (40,012,200) (54,283,235)
                                      ----------- ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets
  from capital share transactions ...   2,163,871  (24,174,046)   8,188,053   63,342,091   (2,640,370)  20,508,329
                                        ---------  -----------    ---------   ----------   ----------   ----------

Net increase (decrease)
  in net assets .....................  (9,366,373) (26,979,392)  (4,863,477)  55,411,853  (10,400,880)  16,060,573

NET ASSETS
Beginning of period ................. 267,756,588  294,735,980  238,863,928  183,452,075  111,117,191   95,056,618
                                      -----------  -----------  -----------  -----------  -----------   ----------
End of period .......................$258,390,215 $267,756,588 $234,000,451 $238,863,928 $100,716,311 $111,117,191
                                     ============ ============ ============ ============ ============ ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ................................     496,402   1,519,287      945,664    2,554,065      611,992   1,630,076
Issued in reinvestment
  of distributions ..................     217,238     183,642      282,758      177,478      233,037      89,942
Redeemed ............................    (673,811) (1,999,924)  (1,074,308)  (1,660,147)    (884,108) (1,267,142)
Reverse share split .................    (221,717)   (188,515)    (288,044)    (181,450)    (237,690)    (92,308)
                                         --------    --------     --------     --------     --------     -------
Net increase (decrease) .............    (181,888)   (485,510)    (133,930)     889,946     (276,769)    360,568
                                         ========    ========     ========      =======     ========     =======

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   31

                      STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED) AND YEAR ENDED
SEPTEMBER 30, 1996

                                                 2000                      2005                    2010

                                        March 31,   Sept. 30,    March 31,    Sept. 30,    March 31,   Sept. 30,
Increase (Decrease) in Net Assets         1997        1996         1997         1996         1997       1996(1)
OPERATIONS
Net investment income ................$ 3,338,343  $ 6,946,156 $ 28,453,481   $ 9,119,311 $  1,428,562   $  997,384
Net realized gain
  (loss) on investments ..............     96,753      718,224    7,435,024    (5,541,503)    (406,621)    (501,349)
Change in net unrealized
  appreciation (depreciation)
  on investments ..................... (1,553,136)  (9,126,013) (21,841,819)  (53,272,683)  (3,527,424)    (681,742)
                                       ----------   ----------  -----------   -----------   ----------     --------
Net increase (decrease)
  in net assets resulting
  from operations ....................  1,881,960   (1,461,633)  14,046,686    (9,694,875)  (2,505,483)    (185,707)
                                        ---------   ----------   ----------    ----------   ----------     --------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........... (6,897,464)  (4,803,254) (54,220,221)  (13,777,349)  (1,603,280)          --
From net realized gains on
  investment transactions ............ (1,134,992)  (6,017,851)        (831)   (1,324,633)          --           --
                                       ----------  -----------  -----------   -----------   ----------   ----------
Decrease in nets assets from
  distributions to shareholders ...... (8,032,456) (10,821,105) (54,221,052)  (15,101,982)  (1,603,280)          --
                                       ----------  -----------  -----------   -----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ............ 35,324,355   77,986,100  377,861,552 1,028,945,392   77,198,993   67,610,593
Proceeds from reinvestment
  of distributions ...................  7,800,160   10,455,098   51,887,592    14,532,555    1,500,130           --
Payments for shares redeemed .........(47,704,703) (75,152,046)(484,478,180) (667,063,399) (54,912,728) (31,764,284)
                                      -----------  ----------- ------------  ------------  -----------  -----------
Net increase (decrease) in net assets
  from capital share transactions .... (4,580,188)  13,289,152  (54,729,036)  376,414,548   23,786,395   35,846,309
                                       ----------   ----------  -----------   -----------   ----------   ----------

Net increase (decrease)
  in net assets ......................(10,730,684)   1,006,414  (94,903,402)  351,617,691   19,677,632   35,660,602

NET ASSETS
Beginning of period ..................115,653,825  114,647,411  926,319,210   574,701,519   35,660,602           --
                                     ------------  -----------  -----------   -----------   ----------  -----------
End of period .......................$104,923,141 $115,653,825 $831,415,808  $926,319,210  $55,338,234  $35,660,602
                                     ============ ============ ============  ============  ===========  ===========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .................................  1,031,865   2,345,915   15,728,707   45,297,616    4,013,674   3,762,927
Issued in reinvestment of
  distributions ......................    241,403     318,306    2,286,213      585,620       79,037          --
Redeemed ............................. (1,392,320) (2,277,097) (20,135,859) (28,747,471)  (2,860,427) (1,771,271)
Reverse share split ..................   (248,097)   (328,626)  (2,383,074)    (608,060)     (84,261)          -
                                         --------    --------   ----------     --------      -------   ---------
Net increase (decrease) ..............   (367,149)     58,498   (4,504,013)  16,527,705    1,148,023   1,991,656
                                         ========      ======   ==========   ==========    =========   =========


(1)  February 15, 1996 (inception) through September 30, 1996.

See Notes to Financial Statements


32   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Target Maturities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Trust is composed of the following series: American Century - Benham Target Maturities Trust: 2000 (2000), American Century - Benham Target Maturities Trust: 2005 (2005), American Century - Benham Target
Maturities  Trust:  2010 (2010),  American  Century - Benham  Target  Maturities
Trust:  2015 (2015),  American Century - Benham Target  Maturities  Trust:  2020
(2020), and American Century - Benham Target Maturities Trust: 2025 (2025) (the Funds). Each Fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each Fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of its target maturity year. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-- Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions-- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income-- Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and discounts are amortized using the effective interest rate method.

Income Tax Status-- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income are declared and paid annually in December. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Reverse Share Splits--The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


Semiannual Report                             Notes to Financial Statements   33


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

     0.35% of the first $750 million
     0.25% of the next $750 million
     0.24% of the next $1 billion
     0.23% of the next $1 billion
     0.22% of the next $1 billion
     0.21% of the next $1 billion
     0.20% of the next $1 billion
     0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.62% (0.70% prior to June 1, 1996) of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts, previously mentioned, between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997.

The payables to affiliates as of March 31, 1997, based on the above agreements were as follows:

                                    2000           2005              2010
                                    ----           ----              ----

Investment Advisor ............ $  65,599       $  59,398          $ 29,001
Administrative Services
and Transfer Agent ............    48,567          46,514            23,511
                                ---------        --------          --------
                                 $114,166        $105,912          $ 52,512
                                =========        ========          ========


                                  2015             2020              2025
                                  ----             ----              ----

Investment Advisor ...........  $  28,955        $214,728          $ 14,551
Administrative Services
and Transfer Agent ...........     24,071         142,208            12,812
                                ---------        --------          --------
                                $  53,026        $356,936          $ 27,363
                                =========        ========          ========

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This Agreement was formerly with Benham Distributors, Inc.


34   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
3. Investment Transactions

Investment transactions in U.S. Treasury securities (excluding short-term investments) for the six months ended March 31, 1997, were as follows:

                                          2000        2005         2010         2015        2020         2025
                                          ----        ----         ----         ----        ----         ----

Purchases ........................... $ 1,985,725 $24,600,109  $16,417,092 $  3,159,650 $109,099,840 $36,377,014

Proceeds From Sales ................. $17,789,782 $33,801,433  $29,592,540  $17,618,110 $216,008,210 $12,964,105


On March 31, 1997, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments was as follows:

                                          2000        2005         2010         2015        2020         2025
                                          ----        ----         ----         ----        ----         ----

Appreciation ....................... $  3,475,796 $ 6,934,551  $ 3,767,522  $18,461,539  $21,928,576   $   7,039
(Depreciation) .....................   (1,176,901) (5,317,437)  (3,850,149)           -  (29,840,674) (4,216,205)
Net ................................    2,298,895   1,617,114      (82,627)  18,461,539   (7,912,098) (4,209,166)

The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. Securities Lending

At March 31, 1997, securities valued at $33,322,200 (2020) and $4,524,950 (2025)
were on loan to brokers. Securities received as collateral, at this date, were valued at $34,287,879 (2020) and $4,745,386 (2025). The Funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Semiannual Report                             Notes to Financial Statements   35


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
5. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                                   FORMER NAMES
                    ---------                                                   ------------
Funds' Issuer:      American Century Target Maturities Trust                    Benham Target Maturities Trust
Funds:              American Century-- Benham Target Maturities Trust: 2000     Benham Target Maturities Trust 2000 Portfolio
                    American Century-- Benham Target Maturities Trust: 2005     Benham Target Maturities Trust 2005 Portfolio
                    American Century-- Benham Target Maturities Trust: 2010     Benham Target Maturities Trust 2010 Portfolio
                    American Century-- Benham Target Maturities Trust: 2015     Benham Target Maturities Trust 2015 Portfolio
                    American Century-- Benham Target Maturities Trust: 2020     Benham Target Maturities Trust 2020 Portfolio
                    American Century-- Benham Target Maturities Trust: 2025     Benham Target Maturities Trust 2025 Portfolio
Parent Company:     American Century Companies, Inc.                            Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.                  Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                       Twentieth Century Services, Inc.


36   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2000

      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992
                                      -------       ----         ----         ----         ----          ----

PER-SHARE DATA(2)
Net Asset Value,
Beginning of Period ................ $79.95       $76.86       $66.93        $72.40       $62.16       $52.67
                                     ------       ------       ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income ............   2.61         4.75         4.37          3.99         3.94         3.90
  Net Realized and Unrealized Gain
  (Loss) on Investment
  Transactions .....................  (0.98)       (1.66)        5.56         (9.46)        6.30         5.59
                                     ------       ------       ------        ------       ------       ------
  Total From
  Investment Operations ............   1.63         3.09         9.93         (5.47)       10.24         9.49
                                     ------       ------       ------        ------       ------       ------
Distributions
  From Net Investment Income .......  (5.20)       (3.94)       (3.42)        (3.25)       (2.34)       (2.22)
  From Net Realized
  Capital Gains ....................   --           --           --           (2.95)       (1.83)       (0.16)
  In Excess of Net
  Realized Gains ...................   --           --           --           (1.20)        --           --
                                     ------       ------       ------        ------       ------       ------
  Total Distributions ..............  (5.20)       (3.94)       (3.42)        (7.40)       (4.17)       (2.38)
                                     ------       ------       ------        ------       ------       ------
Reverse Share Split ................   5.20         3.94         3.42          7.40         4.17         2.38
                                     ------       ------       ------        ------       ------       ------
Net Asset Value, End of Period ..... $81.58       $79.95       $76.86        $66.93       $72.40       $62.16
                                     ======       ======       ======        ======       ======       ======
  Total Return(3) ..................   2.04%        4.01%       14.84%        (7.54)%      16.46%       18.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............0.54%(4)        0.53%        0.63%         0.59%        0.60%        0.66%
Ratio of Net Investment Income
to Average Net Assets ..............6.16%(4)        5.99%        6.13%         5.74%        5.94%        6.90%
Portfolio Turnover Rate ............      1%          29%          53%           89%          77%          93%
Net Assets, End
of Period (in thousands) ...........$258,390     $267,757     $294,736      $243,895     $291,418     $190,063


(1)  Six months ended March 31,1997 (unaudited).

(2) For periods prior to March 31, 1997, per-share data was calculated using average shares outstanding during the period. Distributions shown for those periods will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   37

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2005

      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992
                                      -------       ----         ----         ----         ----          ----

PER-SHARE DATA(2)
Net Asset Value,
Beginning of Period .................$57.83       $56.61       $45.22        $51.84       $41.18       $35.13
                                     ------       ------       ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income .............  1.92         3.50         3.33          3.11         2.90         2.69
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions . (1.20)       (2.28)        8.06         (9.73)        7.76         3.36
                                      -----        -----         ----         -----         ----         ----
  Total From
  Investment Operations .............  0.72         1.22        11.39         (6.62)       10.66         6.05
                                       ----         ----        -----         -----        -----         ----
Distributions
  From Net Investment Income ........ (3.61)       (2.06)       (2.41)        (2.70)       (2.51)       (1.75)
  From Net Realized Capital Gains ... (0.44)       (0.58)       (0.67)        (8.47)       (1.01)       (0.37)
                                      -----        -----        -----         -----        -----        -----
  Total Distributions ............... (4.05)       (2.64)       (3.08)       (11.17)       (3.52)       (2.12)
                                      -----        -----        -----        ------        -----        -----
Reverse Share Split .................  4.05         2.64         3.08         11.17         3.52         2.12
                                       ----         ----         ----         -----         ----         ----
Net Asset Value, End of Period ......$58.55       $57.83       $56.61        $45.22       $51.84       $41.18
                                     ======       ======       ======        ======       ======       ======
  Total Return(3) ...................  1.25%        2.15%       25.16%       (12.75)%      25.89%       17.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............  0.56%(4)     0.58%        0.71%         0.64%        0.62%        0.63%
Ratio of Net Investment Income
to Average Net Assets ...............  6.19%(4)     6.05%        6.58%         6.37%        6.44%        7.27%
Portfolio Turnover Rate .............    10%          31%          34%           68%          50%          64%
Net Assets, End
of Period (in thousands) ............$234,000    $238,864     $183,452       $96,207     $149,890     $168,697

(1)  Six months ended March 31,1997 (unaudited).

(2) For periods prior to March 31, 1997, per-share data was calculated using average shares outstanding during the period. Distributions shown for those periods will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


38   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2010

      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA(2)
Net Asset Value,
Beginning of Period .................$42.47       $42.14       $31.67        $38.13       $28.53       $25.08
                                     ------       ------       ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income .............  1.53         2.58         2.41          2.24         2.05         1.88
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions . (0.95)       (2.25)        8.06         (8.70)        7.55         1.57
                                     ------       ------       ------        ------       ------       ------
  Total From
  Investment Operations .............  0.58         0.33        10.47         (6.46)        9.60         3.45
                                     ------       ------       ------        ------       ------       ------
Distributions
  From Net Investment Income ........ (2.82)       (1.57)       (1.48)        (1.46)       (1.58)       (1.14)
  From Net Realized Capital Gains ... (1.17)        --          (0.48)        (4.31)       (1.14)        --
                                     ------       ------       ------        ------       ------       ------
  Total Distributions ............... (3.99)       (1.57)       (1.96)        (5.77)       (2.72)       (1.14)
                                     ------       ------       ------        ------       ------       ------
Reverse Share Split .................  3.99         1.57         1.96          5.77         2.72         1.14
                                     ------       ------       ------        ------       ------       ------
Net Asset Value, End of Period ......$43.05       $42.47       $42.14        $31.67       $38.13       $28.53
                                     ======       ======       ======        ======       ======       ======
  Total Return(3) ...................  1.37%        0.78%       33.06%       (16.92)%      33.61%       13.76%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............0.62%(4)        0.67%        0.71%         0.68%        0.66%        0.70%
Ratio of Net Investment Income
to Average Net Assets ..............6.20%(4)        5.98%        6.56%         6.35%        6.32%        7.20%
Portfolio Turnover Rate ............     15%          24%          26%           35%         132%          95%
Net Assets, End
of Period (in thousands) ...........$100,716     $111,117      $95,057       $46,312      $70,551      $55,565

(1)  Six months ended March 31,1997 (unaudited).

(2) For periods prior to March 31, 1997, per-share data was calculated using average shares outstanding during the period. Distributions shown for those periods will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements

Semiannual Report                                      Financial Highlights   39

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2015

      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA(2)
Net Asset Value,
Beginning of Period .................$31.96       $32.20       $22.79        $29.04       $20.39       $18.44
                                     ------       ------       ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income .............  1.12         1.85         1.71          1.57         1.46         1.33
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions . (0.81)       (2.09)        7.70         (7.82)        7.19         0.62
                                     ------       ------       ------        ------       ------       ------
  Total From
  Investment Operations .............  0.31        (0.24)        9.41         (6.25)        8.65         1.95
                                     ------       ------       ------        ------       ------       ------
Distributions
  From Net Investment Income ........ (2.05)       (1.28)       (0.87)        (1.19)       (1.45)       (1.23)
  From Net Realized Capital Gains ... (0.34)       (1.61)        --           (7.08)       (0.34)        --
  In Excess of Net Realized Gains ...  --           --           --           (0.37)        --           --
                                     ------       ------       ------        ------       ------       ------
  Total Distributions ............... (2.39)       (2.89)       (0.87)        (8.64)       (1.79)       (1.23)
                                     ------       ------       ------        ------       ------       ------
Reverse Share Split .................  2.39         2.89         0.87          8.64         1.79         1.23
                                     ------       ------       ------        ------       ------       ------
Net Asset Value, End of Period ......$32.27       $31.96       $32.20        $22.79       $29.04       $20.39
                                     ======       ======       ======        ======       ======       ======
  Total Return(3) ...................  0.97%       (0.74)%      41.29%       (21.52)%      42.42%       10.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............0.62%(4)        0.65%        0.71%         0.68%        0.63%        0.62%
Ratio of Net Investment Income
to Average Net Assets ..............5.83%(4)        5.63%        6.40%         5.97%        6.28%        7.04%
Portfolio Turnover Rate ............      3%          17%          70%           65%         138%         103%
Net Assets, End
of Period (in thousands) ...........$104,923     $115,654     $114,647       $66,073      $89,023     $131,106

(1)  Six months ended March 31,1997 (unaudited).

(2) For periods prior to March 31, 1997, per-share data was calculated using average shares outstanding during the period. Distributions shown for those periods will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


40   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2020

      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                      1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA(2)
Net Asset Value,
Beginning of Period .................$22.00       $22.47       $15.28        $20.72       $13.63       $12.54
                                     ------       ------       ------        ------       ------       ------
Income From Investment Operations
  Net Investment Income .............  0.88         1.41         1.19          1.13         1.00         0.92
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions . (0.77)       (1.88)        6.00         (6.57)        6.09         0.17
                                     ------       ------       ------        ------       ------       ------
  Total From
  Investment Operations .............  0.11        (0.47)        7.19         (5.44)        7.09         1.09
                                     ------       ------       ------        ------       ------       ------
Distributions
  From Net Investment Income ........ (1.45)       (0.40)       (0.21)        (0.28)       (0.53)       (0.63)
  From Net Realized Capital Gains ...  --          (0.04)        --           (1.31)       (0.72)       (0.08)
  In Excess of Net Realized Gains ...  --           --           --           (1.18)        --           --
                                     ------       ------       ------        ------       ------       ------
  Total Distributions ............... (1.45)       (0.44)       (0.21)        (2.77)       (1.25)       (0.71)
                                     ------       ------       ------        ------       ------       ------
Reverse Share Split .................  1.45         0.44         0.21          2.77         1.25         0.71
                                     ------       ------       ------        ------       ------       ------
Net Asset Value, End of Period ......$22.11       $22.00       $22.47        $15.28       $20.72       $13.63
                                     ======       ======       ======        ======       ======       ======
  Total Return(3) ...................  0.50%       (2.09)%      47.05%       (26.25)%      52.02%        8.69%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............0.52%(4)        0.61%        0.72%         0.70%        0.70%        0.66%
Ratio of Net Investment Income
to Average Net Assets ..............6.33%(4)        6.25%        6.24%         6.28%        6.10%        7.19%
Portfolio Turnover Rate ............     12%          47%          78%          116%         179%         144%
Net Assets, End
of Period (in thousands) ..........$831,416      $926,319     $574,702       $58,535      $56,125      $41,793

(1)  Six months ended March 31,1997 (unaudited).

(2) For periods prior to March 31, 1997, per-share data was calculated using average shares outstanding during the period. Distributions shown for those periods will be different than the actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   41

                              FINANCIAL HIGHLIGHTS
                         TARGET MATURITIES TRUST: 2025

                        For a Share Outstanding Throughout the Periods Indicated

                                                                             1997(1)          1996(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ....................................................... $17.91            $19.85
                                                                            ------            ------
Income From Investment Operations
   Net Investment Income ..................................................   0.48              0.72
   Net Realized and Unrealized (Loss) on Investment Transactions ..........  (0.76)            (2.66)
                                                                             -----             -----
   Total From Investment Operations .......................................  (0.28)            (1.94)
                                                                             -----             -----
Distributions
   From Net Investment Income .............................................  (0.72)               --
                                                                             -----             -----
Reverse Share Split .......................................................   0.72                --
                                                                             -----             -----
Net Asset Value, End of Period ............................................ $17.63            $17.91
                                                                            ======            ======
   Total Return(3) ........................................................  (1.56)%           (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......................... 0.62%(4)          0.67%(4)
Ratio of Net Investment Income to Average Net Assets ...................... 6.26%(4)          6.57%(4)
Portfolio Turnover Rate ...................................................     29%               61%
Net Assets, End of Period (in thousands) .................................. $55,338           $35,661

(1)  Six months ended March 31,1997 (unaudited).

(2)  February 15, 1996 (inception)  through  September 30, 1996.  Per-share data
     was  calculated  using  average  shares   outstanding  during  the  period.
     Distributions  shown for this  period  will be  different  than the  actual per-share distributions to shareholders.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


42   Financial Highlights                           American Century Investments


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report                                          Important Notice   43


                             BACKGROUND INFORMATION

Investment Philosophy and Policies

The American Century group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

The six Target Maturities Trust funds,  including Target:  2000,  Target:  2005,
Target: 2010, Target: 2015, Target: 2020 and Target: 2025, are variable-priced bond funds that invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year.

Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks.

Comparative Index

The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

The Merrill Lynch Long-Term Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

Fund Benchmarks

The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS Issue--a zero-coupon Treasury bond that matures November 15, 2000.

The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS Issue--a zero-coupon Treasury bond that matures November 15, 2005.

The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS Issue--a zero-coupon Treasury bond that matures November 15, 2010.

The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS Issue--a zero-coupon Treasury bond that matures November 15, 2015.

The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS Issue--a zero-coupon Treasury bond that matures November 15, 2020.

The benchmark for the Target: 2025 fund is the 8/15/25 STRIPS Issue--a zero-coupon Treasury bond that matures August 15, 2025.


                           PORTFOLIO MANAGEMENT TEAM
                           -------------------------
                           Vice President and
                           Senior Portfolio Manager      Dave Schroeder

                           Portfolio Manager             Casey Colton


44   Background Information                         American Century Investments


                                    GLOSSARY

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o    Coupon--the stated interest rate of a security.

o Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 37-42.

Statistical Terminology

o Number of Securities--the number of different securities held by a fund on a given date.

o Anticipated Growth Rate (AGR)--the annualized rate of return that an investor "locks in" after investing in a portfolio on a specific day.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o WAM Date (Weighted Average Maturity Date)--an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

o Anticipated Value at Maturity (AVM)--the calculated redemption value of a portfolio share on the portfolio's WAM date. The portfolios are managed to have an AVM of approximately $100.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Types of Securities

o Zero-Coupon Bonds (Zeros)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

Types of Zeros

o STRIPS (Separate Trading of Registered Interest and Principal of Securities)--the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

o REFCORPs (Resolution Funding Corporation zeros)--zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

o Receipt Zeros--zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. The effective maturities of existing receipt zeros do not extend beyond 2009. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the coupons or principal portions of the bonds. The custodial accounts that hold the underlying Treasury bonds are kept separate from the bank's assets. The types of receipt zeros include:

     CATS (Certificates of Accrual of Treasury Securities)--issued by Salomon Brothers, Inc.

     TRs (Treasury Receipts)--general receipt zeros.

     ETRs (Easy-growth Treasury Receipts)--issued by Dean Witter Reynolds, Inc.


Semiannual Report                                                  Glossary   45


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-7444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY TARGET MATURITIES TRUST


Investment Manager
BENHAM MANAGEMENT CORPORATION


This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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